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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                        Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2007 through March 31, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------

                                     PIONEER
                             -----------------------
                                    STRATEGIC
                                     INCOME
                                      FUND

                                      PSRAX
                                  Ticker Symbol

                                   Semiannual
                                     Report

                                     3/31/08

                          [LOGO] PIONEER
                                 Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                        2
Portfolio Management Discussion                                              4
Portfolio Summary                                                            9
Prices and Distributions                                                    10
Performance Update                                                          11
Comparing Ongoing Fund Expenses                                             17
Schedule of Investments                                                     19
Financial Statements                                                        47
Notes to Financial Statements                                               57
Approval of Investment Advisory Agreement                                   66
Trustees, Officers and Service Providers                                    70

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They are particularly useful guides to keep in mind today, at a time when markets around the globe are being buffeted by problems in the financial and real estate industries and by concerns about a slowing economy.

After an extended period of steady growth with sustained low unemployment and low inflation, the U.S. economy ran into difficulty as 2007 drew to a close. Problems in the financial system tied to poor practices in the mortgage financing industry and the end of home price appreciation have forced investors and bankers to mark down the value of assets on their balance sheets. A late-summer credit crunch forced central banks in the U.S. and Europe to assume the role of "lender of last resort" to keep credit markets functioning as a number of hedge funds faced margin calls and, in March, broker Bear Stearns failed. As the repercussions of the credit crunch and falling home prices were felt in the real economy, unemployment rose and consumer confidence fell. Inflation concerns have moved temporarily to the back burner for the U.S. Federal Reserve, which lowered interest rates, first gradually, then more rapidly, as concern grew that falling home prices and disruptions in financial markets posed a significant threat to economic growth.

Markets have reacted poorly to these developments, with fixed-income credit spreads (the difference in rates between corporate and U.S. government bonds) widening dramatically and stock markets declining, wiping out much of the positive returns markets had delivered in the preceding year. For the 6 months ending March 31, 2008, the Dow Jones Industrial Average fell 11%, the Standard & Poor's 500 Index declined 12% and the NASDAQ Composite Index fell 16%. The MSCI EAFE Developed Market Index of international stock markets fell 9%, and the MSCI Emerging Markets Index fell 8% over the six-month period. The U.S. investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, was a solid performer over the 6 months ending March 31, 2008, rising 5%. The U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, fell approximately 4% over the six-month period as its higher coupon yields could not offset a fall in bond prices triggered by widening credit spreads.

Letter

Looking forward, a growing number of economists are concerned about a recession. As always, though, emotions can get ahead of reality. The U.S. economy grew in the fourth quarter of 2007 and may have grown in the first quarter of 2008. Higher mortgage defaults, a spreading of weakness to other consumer sectors or to employment, and the possibility of a worsening of the liquidity/credit crunch represent risks to the economy. Conversely, substantial fiscal and monetary stimulus programs have been put in place, economic growth in the rest of the world remains relatively positive, and a weak U.S. dollar has significantly benefited U.S. companies competing in the global marketplace. While falling risk tolerances and deleveraging may continue to depress asset prices in the short term, equity and corporate bond valuations look reasonable unless the U.S. economy falls into a severe recession.

Sudden swings in the markets are always to be expected. The history of the stock market demonstrates that sharp market downturns are frequently followed by strong recoveries, but they are also difficult to time. Just as staying diversified and invested are important investment principles, it is also important to pay attention to asset allocation. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/08
--------------------------------------------------------------------------------

Deteriorating conditions in credit markets throughout the world undermined the valuations of corporate bonds and other credit-sensitive securities in late 2007 and early 2008. In reaction, fixed-income investors sought out higher-quality bonds that offered limited credit risk. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Strategic Income Fund during the six months ended
March 31, 2008. Mr. Taubes, Head of U.S. Portfolio Management at Pioneer Investments, is responsible for the daily management of the Fund.

Q:  How did the Fund perform during the six months ending March 31, 2008?

A: Pioneer Strategic Income Fund Class A shares generated a total return of 2.83%, at net asset value, over the six months. During the same period, the Lehman U.S. Universal Bond Index returned 4.37%, while the average return of the 146 funds in Lipper's Multi-Sector Income category was -0.02%. On March 31, 2008, the 30-day SEC yield on the Fund's Class A shares was 5.46%.

    Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the principal factors that affected the Fund's performance over the six months?

A: The shocks from the subprime mortgage crisis in the United States shook global fixed-income markets during the period, causing a general flight to the highest-quality bonds and a growing risk aversion that undermined the performance of lower-rated bonds. In this challenging environment, Pioneer Strategic Income Fund produced a positive return. However, the Fund's diversified approach, which included exposure to high-yield corporate and emerging market debt, led to underperformance relative to the Lehman U.S. Universal Bond Index, which has greater exposure to Treasuries, government agencies and other high-grade securities.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    During the period, U.S. Treasuries outperformed other sectors, followed by U.S. agency mortgage-backed securities. Investment-grade corporates lagged government mortgages, while outperforming emerging market debt and high-yield corporate bonds. Trailing the other sectors were asset-backed debt, which included securities backed by non-government mortgages, credit card receivables and car loans. Weakness in the U.S. dollar, relative to other major currencies, generally helped investments in foreign developed nations outperform comparable-quality domestic securities.

    As a result of our earlier decision to upgrade the Fund's overall credit quality, the Fund began the period with a relatively higher-quality portfolio, including an overweighting in government-agency mortgage-backed securities. As the period progressed, we retained our emphasis on mortgage-backed securities, but we did take advantage of values created by underperformance in the high-yield sector to add selectively to the Fund's exposure to that group. Anticipating that the yield curve - which reflects the difference between yields of short- and long-maturity bonds - was likely to steepen, we focused principally on short- and intermediate-term securities.

    While the Fund was overweighted in below-investment-grade bonds compared to the benchmark Lehman index, it had lower exposures to both U.S. high-yield corporates and emerging market debt than was characteristic of the Fund in recent years. At the end of the six-month period, approximately 24% of Fund assets were invested in domestic high-yield bonds, and 11.6% of Fund assets were invested in emerging market debt. The largest emphasis continued to be on U.S. agency mortgaged-backed securities, which accounted for 35.4% of Fund assets. We began the period with more than 15% of the Fund's assets invested in Treasuries, including Treasury inflation-protected securities. However, as Treasuries rallied throughout the six months, we gradually took profits and reduced the Fund's position. At the end of the period, 3.8% of Fund assets were invested in Treasuries. This conservative positioning, including the exposure to Treasuries, helped performance relative to competitive funds over the period, although the exposure to lower-rated bonds still held back results relative to the benchmark.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/08                              (continued)
--------------------------------------------------------------------------------

    During a period when both the euro and the Japanese yen gained more than 10% in value relative to the U.S. dollar, our holdings in foreign-currency denominated securities helped support results. As the period progressed, we took gains from foreign-denominated securities and reduced our exposure from about 10% of Fund assets to 5.8% of assets. Average credit quality stood at BBB+ on March 31, 2008, while the average effective duration was
    4.02 years. (Duration is a measure of a bond's price sensitivity to changes in interest rates.)

Q:  What investments most influenced Fund results during the six months?

A: The greatest detractors from results were among the Fund's corporate holdings. CIT Group, a commercial lender that ran into difficulty in its consumer lending operations, was a notable drag on performance. The bonds of First Data, a company that processes credit card, debit card and other transactions electronically, also declined in value over the period, as securities from the financials sector in general underperformed. Other financials investments that held back results over the six months included investment-grade bonds of banks PNC, Wells Fargo and Washington Mutual. The Fund's investments in industrials bonds, in general, underperformed amid fears of a slowing of global economic growth. One disappointing performer was the debt of Basell, a chemical company based in the Netherlands that has merged with Lyondell Chemical. Bonds of Angiotech Pharmaceuticals, a U.S. company that produces drug-coated stents and other medical devices, also held back results as the company struggled in an industry-wide slump. In addition, the general underperformance of asset-backed securities particularly affected Fund's investments in asset-backed securities of Dunkin Donuts and Domino's Pizza, despite no deterioration in the fundamentals of either company. The Fund's emerging-market exposure also held back results over the six months.

    Despite these disappointments, the Fund experienced no defaults among any of its investments.

    In general, the Fund's exposure to Treasuries and foreign-denominated bonds helped support results. In addition, the Fund's investments in catastrophe-linked bonds helped as the insurance industry experienced relatively modest claims from hurricanes and other storms during the six months.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:  What is your investment outlook?

A: While economic growth has shown clear evidence of deceleration, we do not anticipate a major recession in the United States or a significant slump outside the U.S. As a result of underperformance by corporate securities in general, the yield spreads between corporate bonds and Treasuries have widened considerably. Many corporate securities are selling at what we believe to be attractive valuations and offer good income compensation for their credit risks. We anticipate that, as market conditions stabilize, we may selectively add to the Fund's exposure to sectors that offer yield advantages to government securities, including corporate bonds and non-agency mortgage securities. We also may consider good opportunities in emerging markets, where, in our opinion, the underlying economic fundamentals remain solid.

    We expect that the aggressive actions by major central banks, most notably the U.S. Federal Reserve, should help stabilize the markets. We intend to maintain our diversified approach to the fixed-income markets as we watch the economic environment carefully and search for new opportunities that may present themselves.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. The securities issued by U.S. Government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/08                              (continued)
--------------------------------------------------------------------------------

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 3/31/08
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                    41.8%
U.S. Government Securities                                              36.1%
Foreign Government Bonds                                                 5.8%
Senior Floating Rate Loan Interests                                      5.2%
Temporary Cash Investment                                                5.1%
Asset Backed Securities                                                  3.4%
Collateralized Mortgage Obligations                                      1.2%
Municipal Bonds                                                          1.0%
Convertible Corporate Bonds                                              0.3%
Supranational Bonds                                                      0.1%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                       1.6%
AA                                                                        3.1%
A                                                                         4.2%
BBB                                                                       9.5%
BB & Lower                                                               37.1%
Cash Equivalents                                                          2.7%
Treasury/Agency                                                          41.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1.       Government of France, 3.75%, 4/25/17                        1.60%
 2.       Government National Mortgage Association, 6.5%, 8/15/37     1.58
 3.       Federal National Mortgage Association, 6.0%, 30 Year TBA    1.57
 4.       Federal Home Loan Mortgage Corp., 6.0%, 12/1/37             1.53
 5.       Federal National Mortgage Association, 6.5%, 30 Year TBA    1.51
 6.       Government of Sweden, 5.25%, 3/15/11                        1.20
 7.       Japan Government, 1.1%, 12/10/16                            1.13
 8.       Government National Mortgage Association, 5.5%, 2/15/37     0.95
 9.       U.S. Treasury Strip, 0.0%, 11/15/12                         0.88
10.       U.S. Treasury Inflation Notes, 1.875%, 7/15/15              0.84

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class    3/31/08    9/30/07
-------  ---------  --------
    A     $10.41    $10.46
    B     $10.26    $10.30
    C     $10.20    $10.25
    R     $10.58    $10.62
    Y     $10.44    $10.47
    Z     $10.44    $10.46

Distributions Per Share
--------------------------------------------------------------------------------

                       10/1/07 - 3/31/08
         ---------------------------------------------
              Net
          Investment      Short-Term       Long-Term
 Class      Income      Capital Gains    Capital Gains
-------  ------------  ---------------  --------------
   A     $0.3214       $0.0031              $0.0196
   B     $0.2751       $0.0031              $0.0196
   C     $0.2770       $0.0031              $0.0196
   R     $0.3175       $0.0031              $0.0196
   Y     $0.3381       $0.0031              $0.0196
   Z     $0.3429       $0.0031              $0.0196

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/08                                        CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund at public offering price, compared to that of the Lehman Brothers U.S. Universal Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of March 31, 2008)
                                           Net Asset       Public Offering
Period                                    Value (NAV)        Price (POP)
Life-of-Class
(4/15/99)                                    7.43%            6.88%
5 Years                                      7.99             6.99
1 Year                                       4.99             0.22
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2008)
                                            Gross              Net
                                             1.07%            1.07%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

         Pioneer      Lehman
        Strategic    Brothers
          Income  U.S. Universal
           Fund       Index
4/99       9550       10000
           9432       10185
3/01      10139       11404
          10800       11987
3/03      12312       13361
          14384       14260
3/05      15380       14496
          16011       14923
3/07      17220       15970
3/08      18078       17019

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/08                                        CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Lehman Brothers U.S. Universal Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of March 31, 2008)
                                              If         If
Period                                       Held     Redeemed
Life-of-Class
(4/15/99)                                    6.64%       6.64%
5 Years                                      7.15        7.15
1 Year                                       4.24        0.27
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2008)
                                             Gross        Net
                                             1.89%       1.89%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

         Pioneer      Lehman
        Strategic    Brothers
          Income  U.S. Universal
           Fund       Index
4/99      10000       10000
           9821       10185
3/01      10479       11404
          11079       11987
3/03      12533       13361
          14526       14260
3/05      15417       14496
          15923       14923
3/07      16984       15970
3/08      17703       17019

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/08                                        CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Lehman Brothers U.S. Universal Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of March 31, 2008)
                                              If         If
Period                                       Held     Redeemed
Life-of-Class
(4/15/99)                                    6.65%       6.65%
5 Years                                      7.18        7.18
1 Year                                       4.31        4.31
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2008)
                                             Gross        Net
                                             1.82%       1.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

         Pioneer      Lehman
        Strategic    Brothers
          Income  U.S. Universal
           Fund       Index

4/99      10000       10000
           9845       10185
3/01      10481       11404
          11092       11987
3/03      12552       13361
          14525       14260
3/05      15428       14496
          15959       14923
3/07      17020       15970
3/08      17754       17019

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/08                                        CLASS R SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Lehman Brothers U.S. Universal Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of March 31, 2008)
                                              If         If
Period                                       Held     Redeemed
Life-of-Class
(4/15/99)                                    7.16%      7.16%
5 Years                                      7.92       7.92
1 Year                                       4.84       4.84
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2008)
                                            Gross        Net
                                             1.40%      1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

         Pioneer      Lehman
        Strategic    Brothers
          Income  U.S. Universal
           Fund       Index
4/99      10000       10000
           9829       10185
3/01      10513       11404
          11142       11987
3/03      12640       13361
          14838       14260
3/05      15818       14496
          16441       14923
3/07      17650       15970
3/08      18504       17019

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the NAV performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/08                                        CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Lehman Brothers U.S. Universal Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of March 31, 2008)
                                              If         If
Period                                       Held     Redeemed
Life-of-Class
(4/15/99)                                    7.61%      7.61%
5 Years                                      8.32       8.32
1 Year                                       5.53       5.53
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2008)
                                             Gross       Net
                                             0.84%      0.84%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

         Pioneer      Lehman
        Strategic    Brothers
          Income  U.S. Universal
           Fund       Index
4/99      10000       10000
           9874       10185
3/01      10614       11404
          11305       11987
3/03      12889       13361
          15057       14260
3/05      16145       14496
          16894       14923
3/07      18209       15970
3/08      19217       17019

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Y shares on September 9, 2004 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance shown for Class Y shares prior to their inception would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/08                                        CLASS Z SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Lehman Brothers U.S. Universal Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of March 31, 2008)
                                              If         If
Period                                       Held     Redeemed
Life-of-Class
(4/15/99)                                    7.49%      7.49%
5 Years                                      8.10       8.10
1 Year                                       5.53       5.53
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated July 6, 2008)
                                             Gross      Net
                                             0.82%      0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

         Pioneer      Lehman
        Strategic    Brothers
          Income  U.S. Universal
           Fund       Index
4/99      10000       10000
           9874       10185
3/01      10614       11404
          11305       11987
3/03      12889       13361
          15057       14260
3/05      16100       14496
          16760       14923
3/07      18026       15970
3/08      19022       17019

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Z shares on April 30, 2007 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance shown for Class Z shares prior to their inception would have been higher. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 2/1/11 for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund Based on actual returns from October 1, 2007 through March 31, 2008.

Share Class                      A            B            C            R            Y            Z
-------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Beginning Account Value    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
On 10/1/07
Ending Account Value       $1,028.30    $1,025.20    $1,024.50    $1,028.50    $1,031.90    $1,033.40
On 3/31/08
Expenses Paid During       $    5.43    $    9.37    $    9.01    $    6.34    $    3.30    $    2.95
Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.07%, 1.85%, 1.78%, 1.25%, 0.65% and 0.58% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2007 through March 31, 2008.

Share Class                      A            B            C            R            Y            Z
-------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Beginning Account Value    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
On 10/1/07
Ending Account Value       $1,019.65    $1,015.75    $1,016.10    $1,018.75    $1,021.75    $1,022.10
On 3/31/08
Expenses Paid              $    5.40    $    9.32    $    8.97    $    6.31    $    3.29    $    2.93
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.07%, 1.85%, 1.78%, 1.25%, 0.65% and 0.58% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08 (unaudited)
--------------------------------------------------------------------------------

                                S&P/
Principal          Floating     Moody's
Amount ($)         Rate (c)     Ratings                                                  Value
                                           CONVERTIBLE CORPORATE BONDS - 0.3%
                                           Capital Goods - 0.3%
                                           Trading Companies & Distributors - 0.3%
     4,775,000                  B/NR       Wesco Distribution, Inc.,
                                           1.75%, 11/15/26                      $    3,957,281
                                                                                --------------
                                           Total Capital Goods                  $    3,957,281
                                                                                --------------
                                           TOTAL CONVERTIBLE
                                           CORPORATE BONDS
                                           (Cost $4,002,039)                    $    3,957,281
                                                                                --------------
     Shares
                                           COMMON STOCK - 0.0%
                                           Transportation - 0.0%
                                           Trucking - 0.0%
        58,408                             Northwest Airlines, Inc.*            $      525,088
                                                                                --------------
                                           Total Transportation                 $      525,088
                                                                                --------------
                                           TOTAL COMMON STOCK
                                           (Cost $1,939,663)                    $      525,088
                                                                                --------------
    Principal
   Amount ($)
                                           ASSET BACKED SECURITIES - 3.4%
                                           Energy - 0.3%
                                           Oil & Gas Equipment & Services - 0.3%
     2,400,000                  A/Aa3      Nakilat, Inc., 6.267%,
                                           12/31/33 (144A)                      $    2,140,800
     2,200,000     7.74         NR/NR      Sevan Marine ASA, Floating Rate
                                           Note, 5/14/13 (144A)                      2,013,000
                                                                                --------------
                                                                                $    4,153,800
                                                                                --------------
                                           Total Energy                         $    4,153,800
                                                                                --------------
                                           Transportation - 0.1%
                                           Airlines - 0.1%
     1,803,796                  BBB-/Ba1   Continental Airlines, Inc.,
                                           6.795%, 8/2/18                       $    1,623,417
                                                                                --------------
                                           Total Transportation                 $    1,623,417
                                                                                --------------
                                           Consumer Services - 0.3%
                                           Restaurants - 0.3%
     5,205,000                  BB/Ba3     Dunkin Brands Master Finance LLC,
                                           8.28%, 6/20/31 (144A)                $    4,528,350
                                                                                --------------
                                           Total Consumer Services              $    4,528,350
                                                                                --------------


The accompanying notes are an integral part of these financial statements.   19

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                              S&P/
Principal        Floating     Moody's
Amount ($)       Rate (c)     Ratings                                                        Value
                                          Food & Drug Retailing - 0.3%
                                          Food Retail - 0.3%
   6,400,000                  BB/Aaa      Dominos Pizza Master Issuer LLC,
                                          7.629%, 4/25/37                           $    4,800,000
                                                                                    --------------
                                          Total Food & Drug Retailing               $    4,800,000
                                                                                    --------------
                                          Banks - 0.2%
                                          Diversified Banks - 0.1%
   2,050,000     2.75         AAA/aaa     SAIL 2006-BNC3 A3, Floating Rate
                                          Note, 9/25/36                             $    1,363,250
                                                                                    --------------
                                          Thrifts & Mortgage Finance - 0.1%
   1,815,000     2.70         AAA/Aaa     Carrington Mortgage, Floating Rate
                                          Note, 10/25/36                            $    1,617,576
                                                                                    --------------
                                          Total Banks                               $    2,980,826
                                                                                    --------------
                                          Diversified Financials - 1.1%
                                          Consumer Finance - 0.1%
   1,855,000     3.04         AA+/Aa1     RASC 2005-KS7 M1, Floating Rate
                                          Note, 8/25/35                             $    1,533,377
                                                                                    --------------
                                          Investment Banking & Brokerage - 0.1%
   2,050,000     2.76         AAA/Aaa     MLMI 2006-AR1 A2C, Floating Rate
                                          Note, 3/25/37                             $    1,766,925
                                                                                    --------------
                                          Diversified Financial Services - 0.5%
     351,740     3.14         AAA/Aaa     First Franklin Mortgage Loan
                                          Certificate, Floating Rate Note,
                                          9/24/34                                   $      309,159
   2,805,206                  BBB+/Baa2   PF Export Receivable Master Trust,
                                          6.436%, 6/1/15 (144A)                          2,841,674
   3,460,187                  BBB/Baa2    Power Receivables Finance, 6.29%,
                                          1/1/12 (144A)                                  3,620,774
                                                                                    --------------
                                                                                    $    6,771,607
                                                                                    --------------
                                          Specialized Finance - 0.4%
     650,000     4.25         AA-/Baa3    Aegis Asset Backed Securities,
                                          Floating Rate Note, 1/25/34               $      408,005
   4,372,500     4.70         3/Baa3      Alfa Div Pymt Rights Finance, Floating
                                          Rate Note, 12/15/11 (144A)                     4,175,737
                                                                                    --------------
                                                                                    $    4,583,742
                                                                                    --------------
                                          Total Diversified Financials              $   14,655,651
                                                                                    --------------


20  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              S&P/
Principal        Floating     Moody's
Amount ($)       Rate (c)     Ratings                                                     Value
                                         Utilities - 0.8%
                                         Electric Utilities - 0.8%
   3,321,480                  BB/Ba2     FPL Energy Wind Funding, 6.876%,
                                         6/27/17 (144A)                          $    3,479,250
   4,681,047                  NR/NR      Ormat Funding Corp.,
                                         8.25%, 12/30/20                              4,704,452
   2,892,245     7.00         BB/Ba2     Tenaska Alabama, 7.0%,
                                         6/30/21 (144A)                               2,697,594
                                                                                 --------------
                                                                                 $   10,881,296
                                                                                 --------------
                                         Total Utilities                         $   10,881,296
                                                                                 --------------
                                         Government - 0.3%
                                         Government - 0.3%
   3,851,164                  BBB-/Ba2   Republic of Columbia, 9.75%, 4/9/11     $    4,236,281
                                                                                 --------------
                                         Total Government                        $    4,236,281
                                                                                 --------------
                                         TOTAL ASSET BACKED SECURITIES
                                         (Cost $50,547,359)                      $   47,859,621
                                                                                 --------------
                                         COLLATERALIZED MORTGAGE OBLIGATIONS - 1.2%
                                         Materials - 0.5%
                                         Forest Products - 0.5%
   6,475,000                  BB/Ba2     TSTAR 2006-1 F, 7.5296%,
                                         10/15/36 (144A)                         $    5,782,175
     750,000                  AAA/Aaa    TSTAR 2006-1A A, 5.668%,
                                         10/15/36                                       689,663
                                                                                 --------------
                                                                                 $    6,471,838
                                                                                 --------------
                                         Total Materials                         $    6,471,838
                                                                                 --------------
                                         Banks - 0.2%
                                         Thrifts & Mortgage Finance - 0.2%
     872,007     3.52         AAA/Aaa    Global Tower Partners Acquisition,
                                         Floating Rate Note, 10/25/44            $      742,061
   2,020,000                  NR/Ba2     SBA CMBS Trust, 6.904%, 11/15/36             1,818,390
                                                                                 --------------
                                                                                 $    2,560,451
                                                                                 --------------
                                         Total Banks                             $    2,560,451
                                                                                 --------------
                                         Diversified Financials - 0.5%
                                         Investment Banking & Brokerage - 0.2%
   3,360,520     2.81         AAA/Aaa    BSMF 2007-AR4 2A1, Floating Rate
                                         Note, 4/25/37                           $    2,527,278
                                                                                 --------------


The accompanying notes are an integral part of these financial statements.   21

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                                   S&P/
Principal             Floating     Moody's
Amount ($)            Rate (c)     Ratings                                                  Value
                                             Diversified Financial Services - 0.3%
         148,447          7.28     AAA/Aaa   Countrywide Home Loans, Floating
                                             Rate Note, 9/25/33                    $      151,977
         822,453          3.25     AA/A2     CS First Boston Mortgage Security,
                                             Floating Rate Note, 9/25/34                  691,755
       1,376,000                   NR/Ba1    Global Signal, 7.036%,
                                             2/15/36 (144A)                             1,251,059
       2,780,000                   NR/Ba2    Tower 2004-2A F, 6.376%, 12/15/14          2,250,966
                                                                                   --------------
                                                                                   $    4,345,757
                                                                                   --------------
                                             Specialized Finance - 0.0%
         264,576          2.90     AAA/Aaa   INDX 2004-AR1 2A, Floating Rate
                                             Note, 4/25/34                         $      242,192
                                                                                   --------------
                                             Total Diversified Financials          $    7,115,227
                                                                                   --------------
                                             TOTAL COLLATERALIZED
                                             MORTGAGE OBLIGATIONS
                                             (Cost $17,871,301)                    $   16,147,516
                                                                                   --------------
                                             CORPORATE BONDS - 42.2%
                                             Energy - 4.9%
                                             Coal & Consumable Fuels - 0.5%
       6,585,000                   B+/B2     Massey Energy Co., 6.875%,
                                             12/15/13                              $    6,370,988
                                                                                   --------------
                                             Oil & Gas Drilling - 0.5%
       5,860,496                   NR/NR     DDI Holdings AS, 9.3%,
                                             1/19/12 (144A)                        $    5,801,891
       1,055,000                   NA/NA     DDI Holdings AS, 9.3%,
                                             4/23/12 (144A)                             1,064,179
                                                                                   --------------
                                                                                   $    6,866,070
                                                                                   --------------
                                             Oil & Gas Equipment & Services - 0.5%
       3,500,000                   BB-/B2    Complete Production Service,
                                             8.0%, 12/15/16                        $    3,360,000
       1,965,000                   A+/Aa2    Nakilat, Inc., 6.067%,
                                             12/31/33 (144A)                            1,785,615
   NOK 2,000,000         11.30     NA/NA     Sevan Marine ASA, Floating Rate
                                             Note, 10/24/12 (144A)                        396,312
       1,650,000                   NA/NA     White Pine Hydro Portfolio,
                                             7.26%, 7/20/15                             1,691,905
                                                                                   --------------
                                                                                   $    7,233,832
                                                                                   --------------


22  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   S&P/
Principal             Floating     Moody's
Amount ($)            Rate (c)     Ratings                                                       Value
                                               Oil & Gas Exploration & Production - 2.3%
        3,610,000                  B/B3        Baytex Energy, Ltd., 9.625%, 7/15/10     $    3,646,100
        2,520,000                  BBB/Baa2    Canadian National Resources, Ltd.,
                                               5.9%, 2/1/18                                  2,578,230
        4,000,000                  B/B2        Compton Petroleum Corp.,
                                               7.625%, 12/1/13                               3,830,000
        4,092,185                  BBB+/NR     Gazprom International SA,
                                               7.201%, 2/1/20                                4,174,028
        2,065,000                  CCC+/Caa1   Harvest Operations Corp.,
                                               7.875%, 10/15/11                              1,889,475
        1,060,000                  B+/B3       Hilcorp Energy Co., 7.75%,
                                               11/1/15 (144A)                                  993,750
        1,655,000                  B+/B3       Hilcorp Energy Co., 9.0%, 6/1/16
                                               (144A)                                        1,667,413
        2,980,000                  BAA3/BBB-   Panoche Energy Center, 6.885%,
                                               7/31/29 (144A)                                2,978,808
        3,100,000                  CCC+/Caa1   Parallel Petroleum Corp.,
                                               10.25%, 8/1/14                                2,968,250
   NOK 13,500,000                  NR/NR       Petromena AS, 9.75%,
                                               5/24/12 (144A)                                2,542,672
        3,150,000                  B+/B1       Quicksilver Resources, Inc.,
                                               7.125%, 4/1/16                                3,039,750
          815,000                  BB+/Ba2     Southern Star Central Corp.,
                                               6.75%, 3/1/16                                   782,400
                                                                                        --------------
                                                                                        $   31,090,876
                                                                                        --------------
                                               Oil & Gas Refining & Marketing - 0.2%
        2,820,000                  B+/Ba3      Verasun Energy Corp.,
                                               9.875%, 12/15/12                         $    2,608,500
                                                                                        --------------
                                               Oil & Gas Storage & Transportation - 0.9%
        1,750,000                  BBB/Baa2    Buckeye Partners LP, 6.05%,
                                               1/15/18                                  $    1,787,352
          535,000                  B+/B2       Copano Energy LLC, 8.125%, 3/1/16               553,725
        1,000,000                  B+/B1       Inergy LP, 8.25%, 3/1/16                      1,022,500
        4,575,000                  BBB-/Baa3   NGPL Pipeco LLC, 6.514%,
                                               12/15/12 (144A)                               4,751,339
        2,545,000                  NR/B1       Semgroup LP, 8.75%,
                                               11/15/15 (144A)                               2,328,675
        2,825,000                  B+/B1       Transport De Gas Del Sur, 7.875%,
                                               5/14/17 (144A)                                2,260,000
                                                                                        --------------
                                                                                        $   12,703,591
                                                                                        --------------
                                               Total Energy                             $   66,873,857
                                                                                        --------------


The accompanying notes are an integral part of these financial statements.   23

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                                    S&P/
Principal              Floating     Moody's
Amount ($)             Rate (c)     Ratings                                                      Value
                                                Materials - 3.9%
                                                Aluminum - 0.7%
         1,695,000                  B-/B3       Aleris International, Inc.,
                                                9.0%, 12/15/14                          $    1,237,350
         4,507,000                  B+/B1       Asia Aluminum Holdings, Ltd., 8.0%,
                                                12/23/11 (144A)                              4,056,300
         2,515,000                  CCC+/B3     CII Carbon LLC, 11.125%, 11/15/15            2,238,350
         2,160,000                  B/B3        Novelis, Inc., 7.25%, 2/15/15                1,911,600
                                                                                        --------------
                                                                                        $    9,443,600
                                                                                        --------------
                                                Commodity Chemicals - 0.8%
         1,690,000                  B/B3        Arco Chemical Co., 9.8%, 2/1/20         $    1,419,600
         6,970,000                  CCC+/Caa1   Georgia Gulf Corp., 9.5%, 10/15/14           5,384,325
         1,015,000                  BB/Ba3      Invista, 9.25%, 5/1/12 (144A)                1,037,838
         2,570,000                  NA/NA       Kronos International, Inc.,
                                                6.5%, 4/15/13                                2,777,024
                                                                                        --------------
                                                                                        $   10,618,787
                                                                                        --------------
                                                Construction Materials - 0.2%
         4,030,000                  B/B2        U.S. Concrete, Inc., 8.375%, 4/1/14     $    3,163,550
                                                                                        --------------
                                                Diversified Chemical - 0.5%
         5,385,000                  B-/B3       Basell Finance Co., 8.1%, 3/15/27
                                                (144A)                                  $    3,581,025
   EURO  3,000,000                  B-/B2       Ineos Group Holdings Plc, 7.875%,
                                                2/15/16 (144A)                               3,430,957
                                                                                        --------------
                                                                                        $    7,011,982
                                                                                        --------------
                                                Diversified Metals & Mining - 0.6%
         1,440,000                  B-/B3       American Rock Salt Co., LLC,
                                                9.5%, 3/15/14                           $    1,476,000
         1,330,000                  B+/B1       FMG Finance Pty, Ltd., 10.625%,
                                                9/1/16 (144A)                                1,496,250
         1,750,000     8.39         BB/Ba3      Freeport-McMoran Copper & Gold
                                                Co., Inc., Floating Rate Note,
                                                4/1/15                                       1,708,441
         1,000,000     8.74         B-/B3       Noranda Aluminium Acquisition Corp.,
                                                0.0% 5/15/15 (144A)                            785,000
         3,000,000                  BBB/Baa3    Vale Overseas, Ltd., 6.25%, 1/11/16          2,992,350
                                                                                        --------------
                                                                                        $    8,458,041
                                                                                        --------------
                                                Forest Products - 0.1%
         2,710,000                  CC/Ca       Ainsworth Lumber Co., Ltd., 7.25%,
                                                10/1/12 (b)                             $    1,558,250
                                                                                        --------------


24  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              S&P/
Principal        Floating     Moody's
Amount ($)       Rate (c)     Ratings                                                        Value
                                          Metal & Glass Containers - 0.2%
   1,135,000                  NR/(P)B     Consol Glass, Ltd., 7.625%,
                                          4/15/14 (144A)                            $    1,306,997
   2,130,000                  BB/Ba2      Greif Brothers Corp., 6.75%, 2/1/17            2,098,050
                                                                                    --------------
                                                                                    $    3,405,047
                                                                                    --------------
                                          Paper Packaging - 0.7%
   7,201,000                  CCC+/Caa1   Graham Packaging Co., 8.5%,
                                          10/15/12                                  $    6,480,900
   3,540,000                  B-/B3       Graphic Packaging Co., 9.5%, 8/15/13           3,398,400
                                                                                    --------------
                                                                                    $    9,879,300
                                                                                    --------------
                                          Precious Metals & Minerals - 0.1%
     670,000                  BB/Ba2      Alrosa Finance SA, 8.875%,
                                          11/17/14 (144A)                           $      717,872
                                                                                    --------------
                                          Total Materials                           $   54,256,429
                                                                                    --------------
                                          Capital Goods - 2.4%
                                          Aerospace & Defense - 0.0%
     400,000                  BB+/Ba3     L-3 Communications Corp., 6.125%,
                                          1/15/14                                   $      390,000
                                                                                    --------------
                                          Building Products - 0.1%
   1,545,000     6.68         B/B2        Esco Corp., Floating Rate Note,
                                          12/15/13 (144A)                           $    1,328,700
                                                                                    --------------
                                          Construction & Engineering - 0.2%
   3,550,000                  BB-/Ba3     Dycom Industries, Inc., 8.125%,
                                          10/15/15                                  $    3,337,000
                                                                                    --------------
                                          Construction & Farm Machinery &
                                          Heavy Trucks - 0.5%
   2,500,000                  B+/B2       Commercial Vehicle Group, 8.0%,
                                          7/1/13                                    $    2,050,000
   4,660,000                  B/B2        Greenbrier Co., Inc., 8.375%,
                                          5/15/15                                        4,380,400
   1,120,000                  B-/Caa1     Titan Wheel International, Inc., 8.0%,
                                          1/15/12                                        1,097,600
                                                                                    --------------
                                                                                    $    7,528,000
                                                                                    --------------
                                          Electrical Component &
                                          Equipment - 0.7%
   4,585,000                  B/B3        Baldor Electric Co., 8.625%, 2/15/17      $    4,539,150
   1,040,000                  BB-/Ba1     Belden CDT, Inc., 7.0%, 3/15/17                1,003,600
   4,175,000                  NA/B3       Caiua Servicos de Electricidad SA,
                                          11.125%, 4/2/49 (144A)                         3,778,375
                                                                                    --------------
                                                                                    $    9,321,125
                                                                                    --------------


The accompanying notes are an integral part of these financial statements.   25

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                                   S&P/
Principal             Floating     Moody's
Amount ($)            Rate (c)     Ratings                                                         Value
                                               Industrial Machinery - 0.3%
        2,150,000                  BB-/B1      Gardner Denver, Inc., 8.0%, 5/1/13
                                               (144A)                                     $    2,128,500
        1,510,000                  B/B3        Mueller Water Products, Inc., 7.375%,
                                               6/1/17                                          1,302,375
                                                                                          --------------
                                                                                          $    3,430,875
                                                                                          --------------
                                               Trading Companies &
                                               Distributors - 0.6%
        6,925,000                  BBB-/Baa3   Glencore Funding LLC, 6.0%,
                                               4/15/14 (144A)                             $    6,766,646
          900,000                  BB-/B1      United Rentals NA, Inc., 6.5%,
                                               2/15/12                                           814,500
                                                                                          --------------
                                                                                          $    7,581,146
                                                                                          --------------
                                               Total Capital Goods                        $   32,916,846
                                                                                          --------------
                                               Commercial Services &
                                               Supplies - 0.8%
                                               Diversified Commerce
                                               Services - 0.7%
          900,000                  BB-/Ba2     FTI Consulting, Inc., 7.75%, 10/1/16       $      931,500
        8,200,000     7.94         B-/B3       NCO Group, Inc., Floating Rate Note,
                                               11/15/13                                        6,642,000
        1,655,000                  B-/B3       Park-Ohio Industries, Inc., 8.375%,
                                               11/15/14                                        1,307,450
                                                                                          --------------
                                                                                          $    8,880,950
                                                                                          --------------
                                               Environmental & Facilities
                                               Services - 0.1%
        1,633,000                  BB-/Ba3     Clean Harbors, Inc., 11.25%,
                                               7/15/12 (144A)                             $    1,747,310
                                                                                          --------------
                                               Total Commercial Services
                                               & Supplies                                 $   10,628,260
                                                                                          --------------
                                               Transportation - 1.3%
                                               Air Freight & Couriers - 0.3%
   EURO 3,815,000                  B-/B2e      Ceva Group Plc, 8.5%, 12/1/14
                                               (144A)                                     $    4,242,674
                                                                                          --------------
                                               Marine - 0.3%
        1,780,000                  BB+/NR      CMA CGM SA, 7.25%, 2/1/13 (144A)           $    1,548,600
        1,770,000                  BB-/Ba3     Stena AB, 6.125%, 2/1/17 (144A)                 2,261,592
          150,000                  B-/B3       Trailer Bridge, Inc., 9.25%, 11/15/11             150,000
                                                                                          --------------
                                                                                          $    3,960,192
                                                                                          --------------


26  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              S&P/
Principal        Floating     Moody's
Amount ($)       Rate (c)     Ratings                                                        Value
                                          Railroads - 0.6%
   2,530,000                  BBB/Baa1    Burlington Sante Fe Corp., 5.75%,
                                          3/15/08                                   $    2,537,499
   2,950,000                  BB-/B2      Kansas City Southern de Mexico,
                                          7.375%, 6/1/14 (144A)                          2,721,375
   2,185,000                  B+/B2       Kansas City Southern de Mexico,
                                          7.625%, 12/1/13                                2,053,900
     775,000                  B-/B2       TFM SA De CV, 9.375%, 5/1/12                     800,188
                                                                                    --------------
                                                                                    $    8,112,962
                                                                                    --------------
                                          Trucking - 0.1%
   2,155,000                  B-/Caa1     Allison Transmission, 11.0%,
                                          11/1/15 (144A)                            $    1,874,850
                                                                                    --------------
                                          Total Transportation                      $   18,190,678
                                                                                    --------------
                                          Automobiles & Components - 0.1%
                                          Auto Parts & Equipment - 0.1%
   1,695,000                  B-/B3       Lear Corp., 8.75%, 12/1/16                $    1,447,106
                                                                                    --------------
                                          Total Automobiles & Components            $    1,447,106
                                                                                    --------------
                                          Consumer Durables & Apparel - 2.2%
                                          Footwear - 0.4%
   2,335,000                  BB-/B1      Brown Shoe Co., Inc., 8.75%, 5/1/12       $    2,311,650
   2,530,000     7.86         BB-/B2      Edcon Proprietary, Ltd., Floating Rate
                                          Note, 6/15/14 (144A)                           2,634,028
                                                                                    --------------
                                                                                    $    4,945,678
                                                                                    --------------
                                          Homebuilding - 1.3%
   3,640,000     7.32         B+/B3       Builders Firstsource, Inc., Floating
                                          Rate Note, 2/15/12                        $    2,548,000
   4,487,000                  BBB-/BBB-   C10 Capital SPV, Ltd., Floating Rate
                                          Note, 12/31/49                                 4,146,437
   2,900,000     6.64         BBB-/NR     C8 Capital SPV, Ltd., Floating Rate
                                          Note, 12/31/49                                 2,739,485
   3,305,000                  BB-/Ba2     KB Home, 7.75%, 2/1/10                         3,160,406
   4,354,000                  BB-/B1      Meritage Homes Corp., 6.25%,
                                          3/15/15                                        3,265,500
   2,300,000                  BB-/Ba3     Urbi Desarrollos Urbanos SA, 8.5%,
                                          4/19/16 (144A)                                 2,328,750
                                                                                    --------------
                                                                                    $   18,188,578
                                                                                    --------------
                                          Household Appliances - 0.4%
   4,940,000                  BBB/Baa2    Whirlpool Corp., 5.5%, 3/1/13             $    5,020,315
                                                                                    --------------


The accompanying notes are an integral part of these financial statements.   27

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                                   S&P/
Principal             Floating     Moody's
Amount ($)            Rate (c)     Ratings                                                         Value
                                               Housewares & Specialties - 0.1%
          630,000                  B-/B3       Yankee Acquisition Corp., 8.5%,
                                               2/15/15                                    $      508,725
        1,855,000                  CCC+/Caa1   Yankee Acquisition Corp., 9.75%,
                                               2/15/17                                         1,474,725
                                                                                          --------------
                                                                                          $    1,983,450
                                                                                          --------------
                                               Total Consumer Durables & Apparel          $   30,138,021
                                                                                          --------------
                                               Consumer Services - 2.2%
                                               Casinos & Gaming - 2.0%
        4,985,000                  B/B2        Codere Finance SA, 8.25%, 6/15/15
                                                  (144A)                                  $    6,369,512
   EURO 6,775,000     8.25         AAA/Aaa     Lottomatica S.p.A., Floating Rate
                                               Note, 3/31/66 (144A)                            9,244,454
        2,766,000                  B/B3e       Peermont Global, Ltd., 7.75%,
                                               4/30/14 (144A)                                  3,359,687
        2,500,000                  B+/Ba3      Scientific Games Corp., 6.25%,
                                               12/15/12                                        2,325,000
        4,400,000                  B/B3        Shingle Springs Tribal, 9.375%,
                                               6/15/15 (144A)                                  3,894,000
        3,997,000                  B-/Caa1     Station Casinos, Inc., 6.625%,
                                               3/15/18                                         2,298,275
                                                                                          --------------
                                                                                          $   27,490,928
                                                                                          --------------
                                               Education Services - 0.2%
        2,820,000                  AAA/Aaa     President & Fellows of Harvard, 3.7%,
                                               4/1/13                                     $    2,838,048
                                                                                          --------------
                                               Total Consumer Services                    $   30,328,976
                                                                                          --------------
                                               Media - 1.0%
                                               Broadcasting & Cable Television - 1.0%
        6,330,000                  B/B1        C&M Finance, Ltd., 8.1%, 2/1/16
                                                  (144A)                                  $    6,377,475
        3,850,000                  B-/B2       Kabel Deutschland GMBH, 10.625%,
                                               7/1/14                                          3,777,813
        5,505,000                  CCC/B3      Univision Communications, Inc.,
                                               9.75%, 3/15/15 PIK (144A)                       3,330,525
                                                                                          --------------
                                                                                          $   13,485,813
                                                                                          --------------
                                               Total Media                                $   13,485,813
                                                                                          --------------
                                               Retailing - 0.6%
                                               Automotive Retail - 0.1%
        1,250,000                  BB+/Ba2     Autonation, Inc., 7.0%, 4/15/14            $    1,109,375
                                                                                          --------------


28  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              S&P/
Principal        Floating     Moody's
Amount ($)       Rate (c)     Ratings                                                         Value
                                          General Merchandise Stores - 0.1%
   2,205,000                  CCC+/Caa1   Central Garden & Co., 9.125%, 2/1/13       $    1,780,538
                                                                                     --------------
                                          Specialty Stores - 0.4%
   4,810,000                  B-/B3       Sally Holdings LLC, 9.25%, 11/15/14
                                          (144A)                                     $    4,797,975
                                                                                     --------------
                                          Total Retailing                            $    7,687,888
                                                                                     --------------
                                          Food & Drug Retailing - 0.1%
                                          Hypermarkets & Supercenters - 0.1%
   1,900,000                  AA/Aa2      Wal-Mart Stores, Inc., 5.8%, 2/15/18       $    1,991,249
                                                                                     --------------
                                          Total Food & Drug Retailing                $    1,991,249
                                                                                     --------------
                                          Food, Beverage & Tobacco - 1.3%
                                          Agricultural Products - 0.4%
   4,035,000                  A/A2        Cargill, Inc., 5.2%, 1/22/13 (144A)        $    4,070,484
   1,815,000                  BB/Ba2      Cosan Finance, Ltd., 7.0%,
                                          2/1/17 (144A)                                   1,669,800
                                                                                     --------------
                                                                                     $    5,740,284
                                                                                     --------------
                                          Brewers - 0.3%
     324,000                  NR/NR       Argentine Beverages, 7.375%,
                                          3/22/12 (144A)                             $      330,480
     535,000                  BBB/Baa1    Cia Brasileira de Bebida, 10.5%,
                                          12/15/11                                          639,325
   2,530,000                  BBB/Baa1    Cia Brasileira de Bebida, 8.75%,
                                          9/15/13                                         2,960,100
                                                                                     --------------
                                                                                     $    3,929,905
                                                                                     --------------
                                          Distillers & Vintners - 0.4%
   4,940,000                  BB-/Ba3     Constellation Brands, Inc.,
                                          8.375%, 12/15/14                           $    5,088,200
                                                                                     --------------
                                          Packaged Foods & Meats - 0.1%
     750,000                  B+/Ba3      Bertin, Ltd., 10.25%, 10/5/16
                                          (144A)                                     $      763,125
     500,000                  B/NA        Minerva Overseas, Ltd., 9.5%,
                                          2/1/17 (144A)                                     451,250
                                                                                     --------------
                                                                                     $    1,214,375
                                                                                     --------------
                                          Tobacco - 0.1%
   1,070,000                  B+/B2       Alliance One International, Inc.,
                                          11.0%, 5/15/12                             $    1,086,050
     540,000                  B+/B2       Alliance One International, Inc., 8.5%,
                                          5/15/12                                           507,600
                                                                                     --------------
                                                                                     $    1,593,650
                                                                                     --------------
                                          Total Food, Beverage & Tobacco             $   17,566,414
                                                                                     --------------


The accompanying notes are an integral part of these financial statements.   29

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                              S&P/
Principal        Floating     Moody's
Amount ($)       Rate (c)     Ratings                                                     Value
                                         Health Care Equipment & Services - 1.2%
                                         Health Care Equipment - 0.2%
   4,825,000                  CCC/Caa1   Angiotech Pharmaceuticals, Inc.,
                                         7.75%, 4/1/14                           $    3,003,563
                                                                                 --------------
                                         Health Care Facilities - 0.5%
   2,555,000                  BB-/B2     HCA, Inc., 9.125%, 11/15/14             $    2,631,650
   3,815,000                  BB-/B2     HCA, Inc., 9.625%, 11/15/16                  3,958,063
                                                                                 --------------
                                                                                 $    6,589,713
                                                                                 --------------
                                         Health Care Services - 0.2%
   2,665,000                  B-/B3      Rural/Metro Corp., 9.875%, 3/15/15      $    2,358,525
                                                                                 --------------
                                         Managed Health Care - 0.3%
   3,790,000                  A-/Baa1    United Health Group, Inc., 4.875%,
                                         2/15/13                                 $    3,743,728
                                                                                 --------------
                                         Total Health Care Equipment
                                         & Services                              $   15,695,529
                                                                                 --------------
                                         Pharmaceuticals &
                                         Biotechnology - 1.2%
                                         Biotechnology - 0.5%
   6,550,000                  BBB/Baa3   Biogen Idec, Inc., 6.0%, 3/1/13         $    6,627,238
                                                                                 --------------
                                         Pharmaceuticals - 0.7%
   2,800,000                  B/B2       Phibro Animal Health Corp., 10.0,
                                         8/1/13 (144A)                           $    2,646,000
   5,525,000                  B+/Ba3     Valeant Pharmaceuticals, 7.0%,
                                         12/15/11                                     5,262,563
   1,977,000                  B-/B3      Warner Chilcott Corp., 8.75%,
                                         2/1/15                                       1,977,000
                                                                                 --------------
                                                                                 $    9,885,563
                                                                                 --------------
                                         Total Pharmaceuticals
                                         & Biotechnology                         $   16,512,801
                                                                                 --------------
                                         Banks - 2.8%
                                         Diversified Banks - 2.4%
   1,800,000                  NA/Ba2     ALB Finance BV, 9.25%, 9/25/13          $    1,536,480
     250,000                  NA/B1      ALB Finance BV, 9.375%, 12/31/49               170,000
   2,725,000                  B/Ba1      ATF Bank JSC, 9.25%, 4/12/12 (144A)          2,779,500
     975,000                  BB+/Baa2   ATF Capital BV, 9.25%,
                                         2/21/14 (144A)                                 963,885
   1,700,000     10.40        NR/Ba1     Banco Macro SA, Floating Rate
                                         Note, 6/7/12                                 1,377,000
   2,420,000                  BB/Ba1     Kazkommerts International BV,
                                         8.0%, 11/3/15                                1,913,736


30  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   S&P/
Principal             Floating     Moody's
Amount ($)            Rate (c)     Ratings                                                         Value
                                               Diversified Banks - (continued)
       1,675,000                   A/Aa3       Korea Development Bank, 5.3%,
                                               1/17/13                                         1,716,227
   DKK     1,360                   AA/Aa2      Nykredit, 6.0%, 10/1/29                               296
   DKK    63,074                   AA/Aa2      Nykredit, 7.0%, 10/1/32                            14,297
       3,000,000                   NA/Ba3      Sibacademfinance Plc, 9.0%,
                                               5/12/09 (144A)                                  2,961,660
       1,295,000                   BB+/Baa2    TNK-BP Finance SA, 6.625%,
                                               3/20/17 (144A)                                  1,120,175
       4,160,000                   BB+/Baa2    TNK-BP Finance SA, 7.5%, 7/18/16
                                               (144A)                                          3,863,600
       1,250,000                   BB+/Baa2    TNK-BP Finance SA, 7.875%,
                                               3/13/18 (144A)                                  1,154,688
       3,170,000                   BB/Ba1      Turanalem Finance BV, 8.5%,
                                               2/10/15 (144A)                                  2,619,054
       4,020,000                   AA-/Aa2     Wachovia Bank NA, 6.0%, 11/15/17                3,926,270
       4,020,000                   AA-/Aa3     Wachovia Corp., 5.75%, 6/15/17                  3,901,820
       3,725,000                   AA+/Aa1     Wells Fargo Co., 4.375%, 1/31/13                3,705,924
                                                                                           -------------
                                                                                          $   33,724,612
                                                                                          --------------
                                               Regional Banks - 0.1%
       1,650,000                   A+/A1       PNC Bank NA, 6.0%, 12/7/17                 $    1,589,306
                                                                                          --------------
                                               Thrifts & Mortgage Finance - 0.3%
       4,225,000      3.33         BBB+/Baa2   Washington Mutual Bank, Floating
                                               Rate Note, 5/1/09                          $    3,836,156
         250,000      3.19         BBB+/Baa2   Washington Mutual Bank, Floating
                                               Rate Note, 8/25/08                                240,326
                                                                                          --------------
                                                                                          $    4,076,482
                                                                                          --------------
                                               Total Banks                                $   39,390,400
                                                                                          --------------
                                               Diversified Financials - 4.1%
                                               Asset Management & Custody Banks - 0.2%
       2,850,000                   A/Aa3       Mellon Funding Corp., 5.5%,
                                               11/15/18                                   $    2,800,419
                                                                                          --------------
                                               Consumer Finance - 1.3%
       3,300,000                   B+/Ba3      Americredit Corp., 8.5%, 7/1/15 (144A)     $    2,409,000
       4,180,000                   B/B1        Ford Motor Credit Co., 5.7%, 1/15/10            3,631,367
       3,160,000                   B/NA        Industrias Metalurgicas Pescar,
                                               11.25%, 10/22/14                                2,883,500
       1,650,000                   BB-/Ba2     Russian Standard Bank, 7.5%,
                                               10/7/10 (144A)                                  1,488,713
       4,500,000      2.55         BBB-/Baa2   SLM Corp., Floating Rate Note,
                                               4/18/08                                         4,492,899


The accompanying notes are an integral part of these financial statements.   31

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                              S&P/
Principal        Floating     Moody's
Amount ($)       Rate (c)     Ratings                                                      Value

                                          Consumer Finance - (continued)
   4,559,000     4.00         BBB-/Baa2   SLM Corp., Floating Rate Note,
                                          7/25/14                                     $3,100,120
                                                                                  --------------
                                                                                  $   18,005,599
                                                                                  --------------
                                          Investment Banking & Brokerage - 1.2%
   5,040,000                  B-/B3       Alliance One International, Inc.,
                                          10.375%, 10/15/17                       $    5,229,000
   3,820,000                  A+/A1       Merrill Lynch & Co., 5.45%, 2/5/13           3,758,341
   7,175,000                  AA-/Aa3     Morgan Stanley Dean Witter, 6.625%,
                                          4/1/18                                       7,177,526
                                                                                  --------------
                                                                                  $   16,164,867
                                                                                  --------------
                                          Specialized Finance - 1.4%
   6,125,000                  A-/A3       CIT Group, Inc., 7.625%, 11/30/12       $    5,090,702
   6,881,689                  NR/Baa3     Coso Geothermal Power, 7.0%,
                                          7/15/26 (144A)                               6,812,872
   1,000,000     9.56         BB/NR       Eurus, Ltd., Floating Rate Note,
                                          4/8/09                                       1,019,300
   6,535,000                  BBB+/Baa1   GATX Financial Corp., 6.0%, 2/15/18          6,610,636
                                                                                  --------------
                                                                                  $   19,533,510
                                                                                  --------------
                                          Total Diversified Financials            $   56,504,395
                                                                                  --------------
                                          Insurance - 4.2%
                                          Insurance Brokers - 0.1%
   1,700,000     7.58         CCC/B3      USI Holdings Corp., Floating Rate
                                          Note, 11/15/14                          $    1,228,250
                                                                                  --------------
                                          Life & Health Insurance - 0.7%
   6,430,000                  B/B2        Presidential Life Corp., 7.875%,
                                          2/15/09                                 $    6,421,963
   2,725,000                  A+/A3       Prudential Financial, Inc., 5.15%,
                                          1/15/13                                      2,720,861
                                                                                  --------------
                                                                                  $    9,142,824
                                                                                  --------------
                                          Multi-Line Insurance - 1.3%
   5,195,000                  A+/A1       American General Finance, 6.9%,
                                          12/15/17                                $    5,076,938
   5,586,000                  BB+/Baa3    Hanover Insurance Group, Inc.,
                                          7.625%, 10/15/25                             4,971,540
   2,975,000                  AA-/A1      International Lease Finance Co.,
                                          6.375%, 3/25/13                              2,972,706
   5,625,000                  BB+/Baa3    Liberty Mutual Group, 7.0%, 3/15/37
                                          (144A)                                       5,029,605
                                                                                  --------------
                                                                                  $   18,050,789
                                                                                  --------------


32  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
Principal      Floating     Moody's
Amount ($)     Rate (c)     Ratings                                                        Value
                                       Property & Casualty Insurance - 0.9%
    900,000        9.02     BB+/NR     Blue Fin, Ltd., Floating Rate Note,
                                       4/10/12                                    $      897,480
  5,250,000                 BB+/NR     Kingsway America, Inc., 7.5%,
                                       2/1/14                                          4,802,700
  5,020,000       14.00     AA/Aa2     MBIA, Inc., Floating Rate Note,
                                       1/15/33 (144A)                                  4,919,600
  1,560,000                 BBB/Baa2   Ohio Casualty Corp., 7.3%, 6/15/14              1,629,130
                                                                                  --------------
                                                                                  $   12,248,910
                                                                                  --------------
                                       Reinsurance - 1.2%
    850,000       14.95     NR/NR      Atlas Reinsurance Plc, Floating Rate
                                       Note, 1/10/11 (144A)                       $    1,360,678
  1,275,000        7.37     BB/NA      Foundation Re, Ltd., Floating Rate
                                       Note, 11/24/08 (144A)                           1,246,695
    575,000       14.16     NR/B3      Globecat, Ltd., Floating Rate Note,
                                       1/2/13 (144A)                                     574,195
    250,000       10.91     NR/B3      Globecat, Ltd., Floating Rate Note,
                                       1/2/13 (144A)                                     252,525
    650,000        8.38     NR/NR      Green Valley, Ltd., Floating Rate Note,
                                       1/10/11 (144A)                                  1,033,444
    275,000        7.25     NA/NA      Newton Re, Ltd., Floating Rate Note,
                                       12/24/10 (144A)                                   275,055
    565,000        9.55     NA/NA      Newton Re, Ltd., Floating Rate Note,
                                       12/24/10 (144A)                                   558,616
  7,625,000                 BBB/NA     Platinum Underwriters HD, 7.5%,
                                       6/1/17                                          7,658,875
    900,000        8.43     NR/NR      Redwood Capital X, Ltd., Floating
                                       Rate Note, 1/9/09 (144A)                          900,270
    350,000        9.58     NR/NR      Redwood Capital X, Ltd., Floating
                                       Rate Note, 1/9/09 (144A)                          350,105
    850,000        9.48     NR/NR      Redwood Capital X, Ltd., Floating
                                       Rate Note, 1/9/09 (144A)                          850,255
    300,000       15.12     B/NA       Redwood Capital, Ltd., Floating Rate
                                       Note, 6/5/09                                      302,040
    900,000       11.53     B-/NA      Residential Reinsurance 2005,
                                       Floating Rate Note, 6/6/08 (144A)                 899,730
    500,000                 BB+/NR     Willow Re, Ltd., Floating Rate Note,
                                       6/16/10 (144A)                                    505,950
                                                                                  --------------
                                                                                  $   16,768,433
                                                                                  --------------
                                       Total Insurance                            $   57,439,206
                                                                                  --------------


The accompanying notes are an integral part of these financial statements.   33

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                            S&P/
Principal      Floating     Moody's
Amount ($)     Rate (c)     Ratings                                                         Value
                                       Real Estate - 1.3%
                                       Real Estate Management & Development - 0.5%
   650,000     10.64        B-e/B-e    Alto Palermo SA, Floating Rate Note,
                                       6/11/12 (144A)                              $      553,085
 6,550,000                  BB-/Ba3    Forest City Enterprises, Inc., 7.625%,
                                       6/1/15                                           6,222,500
                                                                                   --------------
                                                                                   $    6,775,585
                                                                                   --------------
                                       Real Estate Investment Trusts - 0.8%
 2,310,000                  BB-/Ba2    BF Saul Real Estate Investment Trust,
                                       7.5%, 3/1/14                                $    2,050,125
 6,390,000                  AAA/Aaa    Trustreet Properties, Inc., 7.5%,
                                       4/1/15                                           6,957,574
 1,550,000                  BBB-/Ba1   Ventas Realty Capital Corp., 7.125%,
                                       6/1/15 (144A)                                    1,538,375
                                                                                   --------------
                                                                                   $   10,546,074
                                                                                   --------------
                                       Total Real Estate                           $   17,321,659
                                                                                   --------------
                                       Software & Services - 0.6%
                                       Data Processing & Outsourced Services - 0.6%
10,000,000                  B/B3       First Data Corp., 9.875%, 9/24/15
                                       (144A)                                      $    8,225,000
                                                                                   --------------
                                       Total Software & Services                   $    8,225,000
                                                                                   --------------
                                       Technology Hardware & Equipment - 1.2%
                                       Communications Equipment - 0.2%
 3,720,000                  NR/B1      Mastec, Inc., 7.625%, 2/1/17                $    3,236,400
                                                                                   --------------
                                       Computer Hardware - 0.1%
 1,830,000                  A/A2       Hewlett-Packard Co., 4.5%, 3/1/13           $    1,856,515
                                                                                   --------------
                                       Computer Storage & Peripherals - 0.4%
 5,705,000                  B-/Caa1    Sungard Data Systems, Inc., 10.25%,
                                       8/15/15                                     $    5,733,525
                                                                                   --------------
                                       Electronic Manufacturing Services - 0.1%
 1,040,000                  BB-/Ba2    Flextronics International, Ltd., 6.5%,
                                       5/15/13                                     $      993,200
                                                                                   --------------
                                       Technology Distributors - 0.4%
 5,609,000                  BB+/Ba1    Anixter International Corp., 5.95%,
                                       3/1/15                                      $    4,950,391
                                                                                   --------------
                                       Total Technology Hardware
                                       & Equipment                                 $   16,770,031
                                                                                   --------------


34  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              S&P/
Principal        Floating     Moody's
Amount ($)       Rate (c)     Ratings                                                       Value
                                          Semiconductors - 0.1%
   1,000,000                  B-/B2       Freescale Semiconductor, Inc.,
                                          8.875%, 12/15/14                         $      782,500
   1,755,000                  B-/B2       Freescale Semiconductor, Inc.,
                                          9.125%, 12/15/14 (PIK)                        1,281,150
     610,000         6.68     B-/B2       Freescale Semiconductor, Inc.,
                                          Floating Rate Note, 12/15/14                    420,900
                                                                                   --------------
                                                                                   $    2,484,550
                                                                                   --------------
                                          Total Semiconductors                     $    2,484,550
                                                                                   --------------
                                          Telecommunication Services - 2.1%
                                          Integrated Telecommunication Services - 1.2%
   3,035,000        10.11     B/B2        Nordic Telephone Co. Holdings, Float-
                                          ing Rate Note, 5/1/16 (144A)             $    4,536,217
   3,194,000                  CCC+/Caa1   Paetec Holding Corp., 9.5%, 7/15/15           2,938,480
   4,700,000                  B-/B3       PGS Solutions, Inc., 9.872%,
                                          2/15/17 (144A)                                4,183,000
   2,110,000                  B-/B3       Stratos Global Corp., 9.875%,
                                          2/15/13                                       2,144,288
     818,000                  3/Baa3      Tele Norte Leste Participacoes SA,
                                          8.0%, 12/18/13                                  856,855
   2,210,000                  BB/Ba3      Windstream Corp., 8.625%, 8/1/16              2,171,325
                                                                                   --------------
                                                                                   $   16,830,165
                                                                                   --------------
                                          Wireless Telecommunication Services - 0.9%
   5,845,000                  NR/B3       Digicel, Ltd., 9.25%, 9/1/12 (144A)      $    5,801,163
     450,000                  B/B1        Hughes Network System LLC, 9.5%,
                                          4/15/14                                         447,750
   5,935,000                  B/B1        True Move Co., Ltd., 10.75%,
                                          12/16/13 (144A)                               5,578,900
                                                                                   --------------
                                                                                   $   11,827,813
                                                                                   --------------
                                          Total Telecommunication Services         $   28,657,978
                                                                                   --------------
                                          Utilities - 2.6%
                                          Electric Utilities - 1.4%
   5,870,000                  BB-/Ba3     Intergen NV, 9.0%, 6/30/17               $    6,134,150
   1,095,000                  BB/NR       ISA Capital Do Brasil SA, 8.8%,
                                          1/30/17 (144A)                                1,141,538
   3,168,822                  NR/Ba1      Juniper Generation LLC, 6.79%,
                                          12/31/14 (144A)                               3,390,893
   3,775,000                  BBB-/Baa3   Kiowa Power Partners LLC, 5.737%,
                                          3/30/21 (144A)                                3,722,188


The accompanying notes are an integral part of these financial statements.   35

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                              S&P/
Principal        Floating     Moody's
Amount ($)       Rate (c)     Ratings                                                        Value
                                          Electric Utilities - (continued)
   4,125,000                  BBB+/Baa2   West Penn Power Co., 5.95%,
                                          12/15/17                                      $4,284,705
                                                                                    --------------
                                                                                    $   18,673,474
                                                                                    --------------
                                          Gas Utilities - 0.4%
   5,035,000                  A-/A3       Questar Pipeline Co., 5.83%, 2/1/18       $    4,961,278
   2,240,000                  BB/Ba1      Southern Union Co., 7.2%, 11/1/66              1,792,000
                                                                                    --------------
                                                                                    $    6,753,278
                                                                                    --------------
                                          Independent Power Producer & Energy Traders - 0.4%
   6,205,000                  CCC/B3      TXU Energy Co., 10.25%, 11/1/15           $    6,181,731
                                                                                    --------------
                                          Multi-Utilities - 0.4%
   3,200,000                  BB/Ba2      NSG Holdings LLC, 7.75%,
                                          12/15/25 (144A)                           $    3,104,000
   3,000,000                  NR/NR       Power Contract Financing LLC,
                                          0.681%, 2/5/10 (144A)                          2,595,000
                                                                                    --------------
                                                                                    $    5,699,000
                                                                                    --------------
                                          Total Utilities                           $   37,307,483
                                                                                    --------------
                                          TOTAL CORPORATE BONDS
                                          (Cost $609,331,463)                       $  581,820,569
                                                                                    --------------
                                          U.S. GOVERNMENT AGENCY
                                          OBLIGATIONS - 36.5%
  28,242,056                  AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                          4.5%, 8/1/18 - 10/1/35                       $27,843,050
  20,982,342                  AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                          5.0%, 12/1/21 - 5/1/37                        20,988,414
   8,236,922                  AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                          5.5%, 10/1/16 - 1/1/35                         8,346,333
  42,984,853                  AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                          6.0%, 6/1/17 - 2/1/38                         44,138,878
   5,918,701                  NR/NR       Federal Home Loan Mortgage Corp.,
                                          6.5%, 9/1/32 - 2/1/38                          6,148,819
   5,144,735                  NR/NR       Federal National Mortgage
                                          Association, 4.0%, 8/1/18                      5,055,830
   9,838,097                  AAA/Aaa     Federal National Mortgage
                                          Association, 4.5%, 5/1/20 - 4/1/36             9,598,679
  72,011,012                  AAA/Aaa     Federal National Mortgage Association,
                                          5.0%, 2/1/22 - 6/1/37                         71,722,849
  30,707,772                  NR/NR       Federal National Mortgage Association,
                                          5.5%, 12/1/17 - 4/1/36                        31,216,918


36  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              S&P/
Principal        Floating     Moody's
Amount ($)       Rate (c)     Ratings                                                      Value
                                        U.S. GOVERNMENT AGENCY
                                        OBLIGATIONS - (continued)
   2,970,352                  AAA/Aaa   Federal National Mortgage Association,
                                        6.0%, 7/1/17 - 12/1/33                        $3,060,861
  20,300,000                  AAA/Aaa   Federal National Mortgage
                                        Association, 6.0%, 30 Year TBA                20,794,813
   6,750,763                  AAA/Aaa   Federal National Mortgage Association,
                                        6.5%, 12/1/21 - 9/1/37                         7,010,243
  19,210,000                  AAA/Aaa   Federal National Mortgage
                                        Association, 6.5%, 30 Year TBA                19,894,356
      15,542                  NR/NR     Federal National Mortgage Association,
                                        7.0%, 5/1/28 - 7/1/31                             16,542
       3,017                  NR/NR     Federal National Mortgage
                                        Association, 7.5%, 1/1/28                          3,267
  11,275,876                  AAA/Aaa   Government National Mortgage
                                        Association, 4.5%,
                                        9/15/33 - 5/15/36                             10,943,210
  39,790,315                  AAA/Aaa   Government National Mortgage
                                        Association, 5.0%,
                                        11/15/16 - 8/15/37                            39,869,650
  72,626,306                  AAA/Aaa   Government National Mortgage
                                        Association, 5.5%,
                                        3/15/17 - 3/15/37                             74,210,522
  17,509,081                  AAA/Aaa   Government National Mortgage
                                        Association, 6.0%,
                                        1/15/11 - 11/15/33                            18,124,704
  21,597,569                  NR/NR     Government National Mortgage
                                        Association, 6.5%,
                                        1/20/28 - 8/15/37                             22,480,850
      28,437                  NR/NR     Government National Mortgage
                                        Association, 7.0%,
                                        5/15/29 - 6/15/31                                 30,404
         401                  NR/NR     Government National Mortgage
                                        Association, 7.5%, 8/15/29                           432
       1,985                  NR/NR     Government National Mortgage
                                        Association, 8.0%, 12/15/29                        2,178
       1,493                  NR/NR     Government National Mortgage
                                        Association I, 6.5%, 12/15/31                      1,561
       9,616                  NR/NR     Government National Mortgage
                                        Association I, 7.0%, 5/15/31                      10,271


The accompanying notes are an integral part of these financial statements.   37

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                                     S&P/
Principal               Floating     Moody's
Amount ($)              Rate (c)     Ratings                                                    Value
                                               U.S. GOVERNMENT AGENCY
                                               OBLIGATIONS - (continued)
           8,833,426                 AAA/Aaa   Government National Mortgage
                                               Association II, 4.5%,
                                               12/20/34 - 1/20/35                          $8,537,251
             833,581                 AAA/Aaa   Government National Mortgage
                                               Association II, 5.5%, 3/20/34                  849,966
           1,149,849                 AAA/Aaa   Government National Mortgage
                                               Association II, 6.0%, 5/20/32 -
                                               10/20/33                                     1,191,604
              16,584                 NR/NR     Government National Mortgage
                                               Association II, 7.0%, 1/20/29                   17,714
           7,214,000                 AAA/Aaa   U.S. Treasury Bonds, 5.25%,
                                               11/15/28                                     8,118,571
          10,242,589                 AAA/Aaa   U.S. Treasury Inflation Notes,
                                               1.875%, 7/15/15                             11,056,393
           5,100,000                 AAA/Aaa   U.S. Treasury Notes, 4.125%,
                                               5/15/15                                      5,513,182
           1,500,000                 AAA/Aaa   U.S. Treasury Notes, 4.25%,
                                               8/15/15                                      1,634,180
             325,000                 AAA/Aaa   U.S. Treasury Notes, 4.5%,
                                               11/15/15                                       359,150
           4,005,000                 AAA/Aaa   U.S. Treasury Notes, 5.375%,
                                               2/15/31                                      4,632,031
          13,000,000                 AAA/Aaa   U.S. Treasury Strip, 0.0%, 11/15/12         11,685,297
           8,800,000                 AAA/Aaa   U.S. Treasury Strip, 0.0%, 11/15/13          7,580,901
                                                                                       --------------
                                                                                       $  502,689,874
                                                                                       --------------
                                               TOTAL U.S. GOVERNMENT
                                               AGENCY OBLIGATIONS
                                               (Cost $490,147,753)                     $  502,689,874
                                                                                       --------------
                                               FOREIGN GOVERNMENT BONDS - 5.8%
  ITL  4,870,000,000                 B+/B2     Banco Nac De Desen Econo,
                                               8.0%, 4/28/10                           $    4,146,048
  EURO    13,755,000                 AAA/Aaa   Government of France, 3.75% 4/25/17         21,203,565
  SEK     90,450,000                 AAA/Aaa   Government of Sweden,
                                               5.25%, 3/15/11                              15,817,000
  SEK     28,645,000                 NR/NR     Government of Sweden,
                                               5.5%, 10/8/12                                5,145,474
  JPY  1,484,990,570                 NR/NR     Japan Government, 1.1%, 12/10/16            14,864,793
  NOK     24,450,000                 AAA/Aaa   Norwegian Government,
                                               5.5%, 5/15/09                                4,816,305


38  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                S&P/
Principal          Floating     Moody's
Amount ($)         Rate (c)     Ratings                                                    Value
                                          FOREIGN GOVERNMENT BONDS - (continued)
 NOK 20,293,000                 AAA/Aaa   Norwegian Government, 6.0%,
                                          5/16/11                                     $4,145,593
 AUD  5,344,000                 AAA/Aaa   Ontario Province, 5.5%, 4/23/13              4,522,272
 AUD  6,780,000                 AAA/Aaa   Queensland Treasury, 6.0%, 8/14/13           5,987,421
                                                                                  --------------
                                                                                  $   80,648,471
                                                                                  --------------
                                          TOTAL FOREIGN
                                          GOVERNMENT BONDS
                                          (Cost $65,354,444)                      $   80,648,471
                                                                                  --------------
                                          SUPERNATIONAL BONDS - 0.1%
                                          Banks - 0.1%
                                          Diversified Banks - 0.1%
      1,000,000                 AAA/Aaa   Council of Europe, 5.5%, 1/18/12        $      861,968
                                                                                  --------------
                                          Total Banks                             $      861,968
                                                                                  --------------
                                          TOTAL SUPERNATIONAL BONDS
                                          (Cost $656,393)                         $      861,968
                                                                                  --------------
                                          MUNICIPAL BONDS - 1.1%
                                          Municipal Airport - 0.2%
      2,450,000                 B/B3      New Jersey Economic Development
                                          Authority Special Facility Revenue,
                                          7.0%, 11/15/30                          $    2,337,717
        745,000                 B/B3      New Jersey Economic Development
                                          Authority, 6.25%, 9/15/29                      655,712
                                                                                  --------------
                                                                                  $    2,993,429
                                                                                  --------------
                                          Municipal Higher Education - 0.8%
      5,190,000                 AAA/Aaa   California State University Revenue,
                                          5.0%, 11/1/39                           $    5,184,032
      5,050,000                 AAA/Aaa   Connecticut State Health &
                                          Education, 5.0%, 7/1/42                      5,049,595
                                                                                  --------------
                                                                                  $   10,233,627
                                                                                  --------------
                                          Municipal Utilities - 0.1%
      1,000,000    9.35         AAA/NR    San Antonio Texas Electric & Gas,
                                          Floating Rate Note, 2/1/19 (144A)       $    1,258,640
                                                                                  --------------
                                          TOTAL MUNICIPAL BONDS
                                          (Cost $13,803,483)                      $   14,485,696
                                                                                  --------------


The accompanying notes are an integral part of these financial statements.   39

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                              S&P/
Principal        Floating     Moody's
Amount ($)       Rate (c)     Ratings                                                     Value
                                        SENIOR FLOATING RATE LOAN INTERESTS - 5.3%**
                                        Energy - 0.5%
                                        Oil & Gas Exploration & Production - 0.5%
   3,520,000     8.63         NA/NA     SandRidge Energy, Inc., Fixed Rate
                                        Loan, 4/1/15                             $    3,480,400
   3,360,000     8.35         NA/NA     SandRidge Energy, Inc., Floating Rate
                                        Loan, 4/1/14                                  3,141,600
     900,000     7.13         B/Caa1    Venoco, Inc., 2nd Lien Term
                                        Loan, 5/7/14                                    805,500
                                                                                 --------------
                                                                                 $    7,427,500
                                                                                 --------------
                                        Total Energy                             $    7,427,500
                                                                                 --------------
                                        Materials - 0.3%
                                        Precious Metals & Minerals - 0.3%
   4,223,322     7.33         BB-/BA3   Algoma Steel, Inc., Term
                                        Loan, 6/20/14                            $    3,737,640
                                                                                 --------------
                                        Total Materials                          $    3,737,640
                                                                                 --------------
                                        Capital Goods - 0.4%
                                        Construction & Engineering - 0.1%
     860,000     9.72         NR/NR     Custom Building Products, Inc.,
                                        1st Lien Term Loan, 10/20/11             $      748,200
     275,000     9.72         NR/NR     Custom Building Products, Inc.,
                                        2nd Lien Term Loan, 4/20/12                     222,750
                                                                                 --------------
                                                                                 $      970,950
                                                                                 --------------
                                        Electrical Component & Equipment - 0.3%
   1,182,673     7.46         BB-/Ba1   Flextronics Semiconductor, Inc.,
                                        Delayed Draw Term Loan, 10/1/14          $    1,088,059
   4,125,415     7.39         BB-/Ba1   Flextronics Semiconductor, Inc.,
                                        Closing Date Loan, 10/1/14                    3,795,382
                                                                                 --------------
                                                                                 $    4,883,441
                                                                                 --------------
                                        Total Capital Goods                      $    5,854,391
                                                                                 --------------
                                        Commercial Services & Supplies - 0.1%
                                        Commercial Printing - 0.0%
      13,655     4.35         B+/BA3    Cenveo Resources, Delayed Draw
                                        Term Loan, 6/21/13                       $       12,247
     409,804     4.35         B+/BA3    Cenveo Resources, Term C Facility
                                        Loan, 6/21/13                                   367,543
                                                                                 --------------
                                                                                 $      379,790
                                                                                 --------------


40  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
Principal      Floating     Moody's
Amount ($)     Rate (c)     Ratings                                                      Value
                                      Environmental & Facilities Services - 0.1%
    745,000    5.09         BB-/B2    Synagro Technologies, Inc., 1st Lien
                                      Term Loan, 4/2/14                         $      614,625
                                                                                --------------
                                      Total Commercial Services
                                      & Supplies                                $      994,415
                                                                                --------------
                                      Transportation - 0.1%
                                      Air Freight & Couriers - 0.1%
    193,702    4.73         B/Ba2     Ceva Group Plc, Additional Pre-Funded
                                      Loan, 11/4/13                             $      176,269
    618,344    5.70         NR/B+     Ceva Group Plc, U.S. Term Loan,
                                      11/4/13                                          562,693
                                                                                --------------
                                                                                $      738,962
                                                                                --------------
                                      Total Transportation                      $      738,962
                                                                                --------------
                                      Automobiles & Components - 0.3%
                                      Tires & Rubber - 0.3%
  3,950,000    6.43         BB/Ba1    Goodyear Tire & Rubber Co., 2nd Lien
                                      Term Loan, 4/30/14                        $    3,574,750
                                                                                --------------
                                      Total Automobiles & Components            $    3,574,750
                                                                                --------------
                                      Consumer Durables & Apparel - 0.2%
                                      Homebuilding - 0.1%
  1,089,913    9.75         B+/B2     LandSource Communities Development,
                                      Facility B Loan, 2/13/13                  $      806,536
                                                                                --------------
                                      Housewares & Specialties - 0.1%
  1,702,138    5.20         BB-/Ba3   Jarden Corp., Term Loan B3,
                                      1/24/12                                   $    1,634,762
                                                                                --------------
                                      Total Consumer Durables & Apparel         $    2,441,298
                                                                                --------------
                                      Consumer Services - 0.4%
                                      Casinos & Gaming - 0.4%
    985,833    7.23         NR/Ba3    Gateway Casinos & Entertainment, Inc.,
                                      Delayed Draw Term Loan, 7/16/14           $      828,100
  4,916,844    7.23         BB-/NR    Gateway Casinos & Entertainment, Inc.,
                                      Term Advance Loan, 7/16/14                     4,130,149
     99,798    5.00         NR/NR     Seminole Tribe of Florida, Term B-1
                                      Delayed Draw Loan, 3/5/14                         95,556
    359,202    4.63         NR/NR     Seminole Tribe of Florida, Term B-2
                                      Delayed Draw Loan, 2/20/14                       343,936
    352,733    5.56         NR/NR     Seminole Tribe of Florida, Term B-3
                                      Delayed Draw Loan, 3/5/14                        337,742
                                                                                --------------
                                                                                $    5,735,483
                                                                                --------------
                                      Total Consumer Services                   $    5,735,483
                                                                                --------------


The accompanying notes are an integral part of these financial statements.   41

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                              S&P/
Principal        Floating     Moody's
Amount ($)       Rate (c)     Ratings                                                      Value
                                         Media - 0.2%
                                         Broadcasting & Cable Television - 0.2%
   1,300,000     8.50         B+/B1      Charter Communications, Inc.,
                                         Incremental Term Loan, 3/6/14            $    1,267,825
   1,077,300     5.26         B+/B1      Charter Communications, Inc.,
                                         Replacement Loan, 3/5/14                        912,787
     853,550     6.95         B/B3       Knology, Inc., Term Loan, 4/30/12               725,518
                                                                                  --------------
                                                                                  $    2,906,130
                                                                                  --------------
                                         Total Media                              $    2,906,130
                                                                                  --------------
                                         Retailing - 0.0%
                                         Specialty Stores - 0.0%
     681,353     5.60         NR/NR      Sally Holdings, Term B Loan,
                                         11/18/13                                 $      634,227
                                                                                  --------------
                                         Total Retailing                          $      634,227
                                                                                  --------------
                                         Household & Personal Products - 0.0%
                                         Household Products - 0.0%
     461,635     4.62         NR/NR      Yankee Candle Co., Term Loan,
                                         2/6/14                                   $      400,006
                                                                                  --------------
                                         Personal Products - 0.0%
     247,500     4.70         BB-/Baa3   Brickman Holdings Corp., Tranche B
                                         Term Loan, 1/23/14                       $      222,750
                                                                                  --------------
                                         Total Household & Personal Products      $      622,756
                                                                                  --------------
                                         Health Care Equipment & Services - 0.6%
                                         Health Care Facilities - 0.3%
   2,028,268     7.33         BB-/Ba3    Community Health Systems, Inc.,
                                         Funded Term Loan, 7/13/14                $    1,874,003
     213,019     4.68         B+/Ba2     Sun Healthcare Group, Inc., Delayed
                                         Draw Term Loan, 1/15/08                         193,847
     337,931     2.60         B+/Ba2     Sun Healthcare Group, Inc., Synthetic
                                         LC Loan, 4/12/14                                307,517
   1,488,863     5.92         B+/Ba2     Sun Healthcare Group, Inc., Term
                                         Loan, 4/12/14                                 1,354,866
                                                                                  --------------
                                                                                  $    3,730,233
                                                                                  --------------
                                         Health Care Supplies - 0.3%
   4,500,000     6.92         BB/B1      IM U.S. Holdings LLC, Term Loan,
                                         6/26/15                                  $    3,892,500
                                                                                  --------------
                                         Total Health Care Equipment &
                                         Services                                 $    7,622,733
                                                                                  --------------


42  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              S&P/
Principal        Floating     Moody's
Amount ($)       Rate (c)     Ratings                                                    Value
                                        Pharmaceuticals & Biotechnology - 0.3%
                                        Pharmaceuticals - 0.3%
   5,384,736     6.57         BB/NR     Talecris Biotherapeutics, Inc., 1st
                                        Lien Term Loan, 12/6/13                 $    4,563,564
                                                                                --------------
                                        Total Pharmaceuticals &
                                        Biotechnology                           $    4,563,564
                                                                                --------------
                                        Diversified Financials - 0.1%
                                        Specialized Finance - 0.1%
   2,484,961     7.59         BB-/NR    Ace Cash Express, Inc., Term Loan,
                                        10/5/13                                 $    1,925,845
                                                                                --------------
                                        Total Diversified Financials            $    1,925,845
                                                                                --------------
                                        Insurance - 0.4%
                                        Insurance Brokers - 0.4%
   4,477,500     5.70         BB-/NR    Alliant Holdings I, Inc., Term Loan,
                                        8/21/14                                 $    3,917,813
   1,588,000     5.45         B/B2      USI Holdings Corp., Tranche B Term
                                        Loan, 4/30/14                                1,393,470
                                                                                --------------
                                                                                $    5,311,283
                                                                                --------------
                                        Multi-Line Insurance - 0.0%
     398,995     6.70         B-/NR     AmWins Group, Inc., Initial Term
                                        Loan, 6/11/13                           $      259,347
                                                                                --------------
                                        Total Insurance                         $    5,570,630
                                                                                --------------
                                        Technology Hardware & Equipment - 0.5%
                                        Electronic Equipment & Instruments - 0.4%
   2,203,315     5.63         NA/NA     H3C Holdings, Ltd., Tranche B Term
                                        Loan, 9/28/12                           $    1,817,735
   3,392,950     6.96         BB-/Ba3   Scitor Corp., Term Loan, 9/28/14             3,316,609
                                                                                --------------
                                                                                $    5,134,344
                                                                                --------------
                                        Electronic Manufacturing
                                        Services - 0.1%
   1,163,875     4.72         NR/Ba3    Baldor Electric Co., Term Loan,
                                        1/31/14                                 $    1,111,744
                                                                                --------------
                                        Total Technology Hardware &
                                        Equipment                               $    6,246,088
                                                                                --------------
                                        Semiconductors - 0.1%
                                        Semiconductors - 0.1%
   1,876,250     4.86         BB/NR     Freescale Semiconductor, Inc., Term
                                        Loan, 12/2/13                           $    1,587,137
                                                                                --------------
                                        Total Semiconductors                    $    1,587,137
                                                                                --------------


The accompanying notes are an integral part of these financial statements.   43

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                              S&P/
Principal        Floating     Moody's
Amount ($)       Rate (c)     Ratings                                                     Value
                                        Telecommunication Services - 0.3%
                                        Integrated Telecommunication Services - 0.3%
     110,808     6.16         BB-/Ba2   Telesat Canada, U.S. Term I
                                        Loan, 10/24/14                           $      102,887
   4,043,409     6.64         BB-/Ba2   Telesat Canada, U.S. Term II
                                        Loan, 10/24/14                                3,754,370
                                                                                 --------------
                                                                                 $    3,857,257
                                                                                 --------------
                                        Total Telecommunication Services         $    3,857,257
                                                                                 --------------
                                        Utilities - 0.5%
                                        Independent Power Producer &
                                        Energy Traders - 0.5%
     775,000     0.00         BB-/Ba3   Aeroflex, Inc., Tranche B-1 Term
                                        Loan, 8/15/14                            $      722,203
   4,124,710     5.58         B+/B2     Calpine Corp., 1st Priority Term
                                        Loan, 3/29/09                                 3,691,613
     668,888     6.48         BB/Ba1    NRG Energy, Inc., Credit-Linked
                                        Loan, 2/1/13                                    627,547
   1,373,601     6.58         BB/Ba1    NRG Energy, Inc., Term Loan, 2/1/13           1,288,705
                                                                                 --------------
                                                                                 $    6,330,068
                                                                                 --------------
                                        Total Utilities                          $    6,330,068
                                                                                 --------------
                                        TOTAL SENIOR FLOATING RATE
                                        LOAN INTERESTS
                                        (Cost $79,114,325)                       $   72,370,874
                                                                                 --------------
    Shares
                                        RIGHTS/WARRANTS - 0.0%
                                        Transportation - 0.0%
                                        Railroads - 0.0%
       3,100                            Atlantic Express Transportation, Exp.
                                        4/15/08*                                 $       38,750
                                                                                 --------------
                                        Total Transportation                     $       38,750
                                                                                 --------------
                                        TOTAL RIGHT/WARRANTS
                                        (Cost $0)                                $       38,750
                                                                                 --------------


44  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              S&P/
Principal        Floating     Moody's
Amount ($)       Rate (c)     Ratings                                                     Value
                                        TEMPORARY CASH INVESTMENTS - 5.2%
                                        Repurchase Agreement - 5.1%
  69,820,000                            Bank of America Corp., 2.42%,
                                        dated 3/31/08, repurchase price of
                                        $69,820,000 plus accrued
                                        interest on 4/1/08 collateralized by
                                        $70,872,120 Federal National
                                        Mortgage Association,
                                        6.0%, 3/1/34                              $   69,820,000
                                                                                  --------------
      Shares
                                        Security Lending Collateral - 0.1%
     738,872                            Securities Lending Investment
                                        Fund, 3.02%                               $      738,872
                                                                                  --------------
                                        TOTAL TEMPORARY CASH
                                        INVESTMENTS
                                        (Cost $70,558,872)                        $   70,558,872
                                                                                  --------------
                                        TOTAL INVESTMENT IN
                                        SECURITIES - 101.1%
                                        (Cost $1,403,327,095)(a)                  $1,391,964,580
                                                                                  --------------
                                        OTHER ASSETS AND
                                        LIABILITIES - (1.1)%                      $  (14,412,641)
                                                                                  --------------
                                        TOTAL NET ASSETS - 100.0%                 $1,377,551,939
                                                                                  ==============


The accompanying notes are an integral part of these financial statements.   45

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/08 (unaudited)                        (continued)
--------------------------------------------------------------------------------

*      Non-income producing security.

NR     Not rated by either S&P or Moody's.

PIK    Represents a pay in kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2008, the value of these securities amounted to $246,737,342 or 17.9% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At March 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $1,403,333,065 was as follows:

       Aggregate gross unrealized gain for all investments in which there is
       an excess of value over tax cost                                         $ 36,239,361
       Aggregate gross unrealized loss for all investments in which there is
       an excess of tax cost over value                                          (47,607,846)
                                                                                ------------
       Net unrealized loss                                                      $(11,368,485)
                                                                                ============

(b)    At March 31, 2008, the following security was out on loan:

       Principal
       Amount ($)   Description                                                        Value
       1,202,000    Ainsworth Lumber, 7.25%, 10/1/12                               $ 691,150
                                                                                   =========

(c) Debt obligation originally issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise denoted:

       AUD      Australian Dollar
       DKK      Danish Krone
       EURO     Euro
       ITL      Italian Lira
       JPY      Japanese Yen
       NOK      Norwegian Krone
       SEK      Swedish Krone

Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2008, were as follows:

                                                  Purchases                            Sales
       Long-term U.S. Government                  $122,064,448                  $299,854,972
       Other Long-term Securities                 $341,390,806                  $ 43,846,868


46  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 3/31/08 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities loaned of
   $691,150) (cost $1,403,327,095)                                       $1,391,964,580
  Cash                                                                        4,469,996
  Foreign currencies, at value (cost $16,466,373)                            19,281,782
  Receivables -
   Investment securities sold                                                10,109,965
   Fund shares sold                                                           2,957,346
   Interest                                                                  18,732,495
   Forward foreign currency portfolio hedge contracts, open-net               1,209,287
  Other                                                                          93,587
                                                                         --------------
     Total assets                                                        $1,448,819,038
                                                                         --------------
LIABILITIES:
  Payables -
   Investment securities purchased                                       $   64,830,092
   Fund shares repurchased                                                    3,412,996
   Dividends                                                                  1,791,347
   Upon return of securities loaned                                             738,872
  Unrealized depreciation on unfunded corporate loans                             6,060
  Due to affiliates                                                             371,494
  Accrued expenses                                                              116,238
                                                                         --------------
     Total liabilities                                                   $   71,267,099
                                                                         --------------
NET ASSETS:
  Paid-in capital                                                        $1,365,604,549
  Undistributed net investment income                                         1,247,672
  Accumulated net realized gain on investments and foreign
    currency transactions                                                    17,783,645
  Net unrealized loss on investments                                        (11,368,575)
  Net unrealized gain on forward foreign currency contracts and
    other assets and liabilities denominated in foreign currencies            4,284,648
                                                                         --------------
     Total net assets                                                    $1,377,551,939
                                                                         ==============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $685,767,139/65,850,313 shares)                      $        10.41
                                                                         ==============
  Class B (based on $119,515,233/11,649,546 shares)                      $        10.26
                                                                         ==============
  Class C (based on $413,012,832/40,477,549 shares)                      $        10.20
                                                                         ==============
  Class R (based on $98,784,646/9,336,088 shares)                        $        10.58
                                                                         ==============
  Class Y (based on $57,836,832/5,541,681 shares)                        $        10.44
                                                                         ==============
  Class Z (based on $2,635,257/252,380 shares)                           $        10.44
                                                                         ==============
MAXIMUM OFFERING PRICE:
  Class A ($10.41 [divided by] 95.5%)                                    $        10.90
                                                                         ==============


The accompanying notes are an integral part of these financial statements.   47

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 3/31/08

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $2,401)          $ 42,260,966
  Income from securities loaned, net                                29,554
                                                              ------------
     Total investment income                                                      $ 42,290,520
                                                                                  ------------
EXPENSES:
  Management fees                                             $  3,874,359
  Transfer agent fees and expenses
   Class A                                                         604,888
   Class B                                                         125,632
   Class C                                                         283,852
   Class R                                                          48,640
   Class Y                                                           1,298
   Class Z                                                               2
  Distribution fees
   Class A                                                         818,967
   Class B                                                         590,439
   Class C                                                       2,047,978
   Class R                                                         233,267
  Administrative fees                                              148,258
  Custodian fees                                                    13,738
  Registration fees                                                 69,101
  Professional fees                                                 35,443
  Printing expense                                                  27,245
  Fees and expenses of nonaffiliated trustees                       14,588
  Miscellaneous                                                     40,519
                                                              ------------
     Total expenses                                                               $  8,978,214
     Less fees paid indirectly                                                         (18,262)
                                                                                  ------------
     Net expenses                                                                 $  8,959,952
                                                                                  ------------
       Net investment income                                                      $ 33,330,568
                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                $ 18,578,440
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                (301,768)       $ 18,276,672
                                                              ------------        ------------
  Change in net unrealized gain (loss) on:
   Investments                                                $(16,790,509)
   Unfunded corporate loans                                         (6,060)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                 358,057        $(16,438,512)
                                                              ------------        ------------
  Net gain on investments and foreign currency transactions                       $  1,838,160
                                                                                  ------------
  Net increase in net assets resulting from operations                            $ 35,168,728
                                                                                  ============


48  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 3/31/08 and the Year Ended 9/30/07

                                                            Six Months
                                                               Ended
                                                              3/31/08          Year Ended
                                                            (unaudited)         9/30/07
FROM OPERATIONS:
Net investment income                                     $   33,330,568    $   55,735,363
Net realized gain on investments and foreign
  currency transactions                                       18,276,672        11,871,956
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                          (16,438,512)        2,289,520
                                                          --------------    --------------
    Net increase in net assets resulting
     from operations                                      $   35,168,728    $   69,896,839
                                                          --------------    --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.32 and $0.51 per share, respectively)     $  (20,150,909)   $  (29,798,267)
    Class B ($0.28 and $0.42 per share, respectively)         (3,153,863)       (5,158,506)
    Class C ($0.28 and $0.43 per share, respectively)        (11,039,935)      (17,373,695)
    Class R ($0.32 and $0.51 per share, respectively)         (2,780,225)       (3,606,704)
    Class Y ($0.34 and $0.54 per share, respectively)         (1,237,670)         (864,185)
    Class Z ($0.34 and $0.13 per share, respectively)            (19,531)           (1,236)
Net realized gain:
    Class A ($0.02 and $0.00 per share, respectively)         (1,372,104)                -
    Class B ($0.02 and $0.00 per share, respectively)           (253,591)                -
    Class C ($0.02 and $0.00 per share, respectively)           (889,091)                -
    Class R ($0.02 and $0.00 per share, respectively)           (192,825)                -
    Class Y ($0.02 and $0.00 per share, respectively)            (73,963)                -
    Class Z ($0.02 and $0.00 per share, respectively)               (221)                -
                                                          --------------    --------------
     Total distributions to shareowners                   $  (41,163,928)   $  (56,802,593)
                                                          --------------    --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  282,425,720    $  455,222,102
Reinvestment of distributions                                 28,416,138        37,724,037
Cost of shares repurchased                                  (193,141,831)     (389,120,303)
                                                          --------------    --------------
    Net increase in net assets resulting from
     Fund share transactions                              $  117,700,027    $  103,825,836
                                                          --------------    --------------
    Net increase in net assets                            $  111,704,827    $  116,920,082
NET ASSETS:
Beginning of period                                       $1,265,847,112    $1,148,927,030
                                                          --------------    --------------
End of period                                             $1,377,551,939    $1,265,847,112
                                                          ==============    ==============
Undistributed net investment income                       $    1,247,672    $    6,299,237
                                                          ==============    ==============


The accompanying notes are an integral part of these financial statements.   49

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                   '08 Shares        '08 Amount       '07 Shares        '07 Amount
                                   (unaudited)      (unaudited)
CLASS A
Shares sold                         14,960,069    $  156,696,233       26,315,279    $  274,712,094
Reinvestment of distributions        1,628,479        17,064,165        2,193,241        22,876,892
Less shares repurchased            (10,636,054)     (111,313,673)     (20,532,477)     (213,625,156)
                                   -----------    --------------      -----------    --------------
    Net increase                     5,952,494    $   62,446,725        7,976,043    $   83,963,830
                                   ===========    ==============      ===========    ==============
CLASS B
Shares sold                          1,527,808    $   15,772,885        1,861,346    $   19,143,812
Reinvestment of distributions          163,036         1,682,891          241,137         2,476,614
Less shares repurchased             (1,343,664)      (13,861,605)      (3,751,543)      (38,461,630)
                                   -----------    --------------      -----------    --------------
    Net increase (decrease)            347,180    $    3,594,171       (1,649,060)   $  (16,841,204)
                                   ===========    ==============      ===========    ==============
CLASS C
Shares sold                          5,325,916    $   54,667,097        9,602,813    $   98,138,138
Reinvestment of distributions          584,303         5,998,760          832,204         8,505,201
Less shares repurchased             (4,938,556)      (50,632,634)     (11,830,709)     (120,701,470)
                                   -----------    --------------      -----------    --------------
    Net increase (decrease)            971,663    $   10,033,223       (1,395,692)   $  (14,058,131)
                                   ===========    ==============      ===========    ==============
CLASS R
Shares sold                          2,068,663    $   22,020,203        3,607,832    $   38,210,584
Reinvestment of distributions          254,132         2,705,582          311,569         3,302,005
Less shares repurchased             (1,194,272)      (12,723,374)      (1,290,839)      (13,669,499)
                                   -----------    --------------      -----------    --------------
    Net increase                     1,128,523    $   12,002,411        2,628,562    $   27,843,090
                                   ===========    ==============      ===========    ==============
CLASS Y
Shares sold                          2,891,724    $   30,283,416        2,386,678    $   24,917,474
Reinvestment of distributions           90,583           950,154           54,091           563,325
Less shares repurchased               (395,536)       (4,133,545)        (256,064)       (2,662,548)
                                   -----------    --------------      -----------    --------------
    Net increase                     2,586,771    $   27,100,025        2,184,705    $   22,818,251
                                   ===========    ==============      ===========    ==============
CLASS Z
Shares sold                            286,781    $    2,985,886            9,718    $      100,000
Reinvestment of distributions            1,396            14,586                -                 -
Less shares repurchased                (45,515)         (477,000)               -                 -
                                   -----------    --------------      -----------    --------------
    Net increase                       242,662    $    2,523,472            9,718    $      100,000
                                   ===========    ==============      ===========    ==============


50  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Six Months
                                                                  Ended
                                                                 3/31/08      Year Ended
                                                               (unaudited)      9/30/07
CLASS A
Net asset value, beginning of period                            $ 10.46        $  10.33
                                                                -------        --------
Increase from investment operations:
 Net investment income                                          $  0.28        $   0.50
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                    0.01            0.14
                                                                -------        --------
  Net increase from investment operations                       $  0.29        $   0.64
Distributions to shareowners:
 Net investment income                                            (0.32)          (0.51)
 Net realized gain                                                (0.02)              -
                                                                -------        --------
Net increase (decrease) in net asset value                      $ (0.05)       $   0.13
                                                                -------        --------
Net asset value, end of period                                  $ 10.41        $  10.46
                                                                =======        ========
Total return*                                                      2.83%           6.36%
Ratio of net expenses to average net assets+                       1.08%**         1.07%
Ratio of net investment income to average net assets+              5.34%**         4.85%
Portfolio turnover rate                                              55%**           58%
Net assets, end of period (in thousands)                        $685,767       $626,416
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no fees paid indirectly:
 Net expenses                                                      1.08%**         1.07%
 Net investment income                                             5.34%**         4.85%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.07%**         1.06%
 Net investment income                                             5.35%**         4.86%

                                                              Year Ended   Year Ended   Year Ended   Year Ended
                                                                9/30/06      9/30/05      9/30/04     9/30/03
CLASS A
Net asset value, beginning of period                           $  10.58     $  10.56     $  10.27    $   8.95
                                                               --------     --------     --------    --------
Increase from investment operations:
 Net investment income                                         $   0.52     $   0.55     $   0.55    $   0.59
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   (0.08)        0.19         0.41        1.32
                                                               --------     --------     --------    --------
  Net increase from investment operations                      $   0.44     $   0.74     $   0.96    $   1.91
Distributions to shareowners:
 Net investment income                                            (0.57)       (0.62)       (0.58)      (0.59)
 Net realized gain                                                (0.12)       (0.10)       (0.09)          -
                                                               --------     --------     --------    --------
Net increase (decrease) in net asset value                     $  (0.25)    $   0.02     $   0.29    $   1.32
                                                               --------     --------     --------    --------
Net asset value, end of period                                 $  10.33     $  10.58     $  10.56    $  10.27
                                                               ========     ========     ========    ========
Total return*                                                      4.43%        7.18%        9.75%      21.95%
Ratio of net expenses to average net assets+                       1.11%        1.10%        1.08%       1.00%
Ratio of net investment income to average net assets+              5.05%        5.16%        5.42%       5.98%
Portfolio turnover rate                                              46%          48%          48%         55%
Net assets, end of period (in thousands)                       $536,483     $442,062     $241,409    $117,499
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no fees paid indirectly:
 Net expenses                                                      1.11%        1.11%        1.17%       1.33%
 Net investment income                                             5.05%        5.15%        5.32%       5.65%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.11%        1.10%        1.08%       1.00%
 Net investment income                                             5.05%        5.16%        5.42%       5.98%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.
** Annualized.


  The accompanying notes are an integral part of these financial statements.  51

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Six Months
                                                                  Ended
                                                                 3/31/08      Year Ended
CLASS B                                                        (unaudited)      9/30/07
Net asset value, beginning of period                            $ 10.30        $  10.18
                                                                -------        --------
Increase from investment operations:
 Net investment income                                          $  0.23        $   0.41
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                    0.03            0.13
                                                                -------        --------
  Net increase from investment operations                       $  0.26        $   0.54
Distributions to shareowners:
 Net investment income                                            (0.28)          (0.42)
 Net realized gain                                                (0.02)              -
                                                                -------        --------
Net increase (decrease) in net asset value                      $ (0.04)       $   0.12
                                                                -------        --------
Net asset value, end of period                                  $ 10.26        $  10.30
                                                                =======        ========
Total return*                                                      2.52%           5.42%
Ratio of net expenses to average net assets+                       1.86%**         1.89%
Ratio of net investment income to average net assets+              4.56%**         4.02%
Portfolio turnover rate                                              55%**           58%
Net assets, end of period (in thousands)                        $119,515       $116,432
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no fees paid indirectly:
 Net expenses                                                      1.86%**         1.89%
 Net investment income                                             4.56%**         4.02%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.85%**         1.88%
 Net investment income                                             4.57%**         4.03%

                                                              Year Ended   Year Ended   Year Ended   Year Ended
CLASS B                                                         9/30/06      9/30/05      9/30/04     9/30/03
Net asset value, beginning of period                           $  10.43     $  10.41     $ 10.13      $  8.86
                                                               --------     --------     -------      -------
Increase from investment operations:
 Net investment income                                         $   0.44     $   0.47     $  0.47      $  0.56
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   (0.08)        0.19        0.40         1.25
                                                               --------     --------     -------      -------
  Net increase from investment operations                      $   0.36     $   0.66     $  0.87      $  1.81
Distributions to shareowners:
 Net investment income                                            (0.49)       (0.54)      (0.50)       (0.54)
 Net realized gain                                                (0.12)       (0.10)      (0.09)           -
                                                               --------     --------     -------      -------
Net increase (decrease) in net asset value                     $  (0.25)    $   0.02     $  0.28      $  1.27
                                                               --------     --------     -------      -------
Net asset value, end of period                                 $  10.18     $  10.43     $ 10.41      $ 10.13
                                                               ========     ========     =======      =======
Total return*                                                      3.64%        6.36%       8.87%       20.98%
Ratio of net expenses to average net assets+                       1.88%        1.87%       1.85%        1.76%
Ratio of net investment income to average net assets+              4.31%        4.42%       4.62%        5.23%
Portfolio turnover rate                                              46%          48%         48%          55%
Net assets, end of period (in thousands)                       $131,814     $136,508     $96,481      $77,392
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no fees paid indirectly:
 Net expenses                                                      1.88%        1.89%       1.96%        2.09%
 Net investment income                                             4.31%        4.40%       4.51%        4.90%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.88%        1.87%       1.85%        1.76%
 Net investment income                                             4.31%        4.42%       4.62%        5.23%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.
** Annualized.


52  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Six Months
                                                                     Ended
                                                                    3/31/08      Year Ended
CLASS C                                                           (unaudited)      9/30/07
Net asset value, beginning of period                               $ 10.25        $  10.12
                                                                   -------        --------
Increase from investment operations:
 Net investment income                                             $  0.24        $   0.42
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                       0.01            0.14
                                                                   -------        --------
  Net increase from investment operations                          $  0.25        $   0.56
Distributions to shareowners:
 Net investment income                                               (0.28)          (0.43)
 Net realized gain                                                   (0.02)              -
                                                                   -------        --------
Net increase (decrease) in net asset value                         $ (0.05)       $   0.13
                                                                   -------        --------
Net asset value, end of period                                     $ 10.20        $  10.25
                                                                   =======        ========
Total return*                                                         2.45%           5.61%
Ratio of net expenses to average net assets+                          1.78%**         1.82%
Ratio of net investment income to average net assets+                 4.64%**         4.09%
Portfolio turnover rate                                                 55%**           58%
Net assets, end of period (in thousands)                           $413,013       $404,758
Ratios with no waiver of management fees by PIM and no fees
 paid indirectly:
 Net expenses                                                         1.78%**         1.82%
 Net investment income                                                4.64%**         4.09%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                         1.78%**         1.81%
 Net investment income                                                4.64%**         4.10%

                                                                 Year Ended   Year Ended   Year Ended   Year Ended
CLASS C                                                            9/30/06      9/30/05      9/30/04     9/30/03
Net asset value, beginning of period                              $  10.38     $  10.36     $  10.08    $   8.83
                                                                  --------     --------     --------    --------
Increase from investment operations:
 Net investment income                                            $   0.44     $   0.47     $   0.47    $   0.54
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                      (0.09)        0.19         0.41        1.25
                                                                  --------     --------     --------    --------
  Net increase from investment operations                         $   0.35     $   0.66     $   0.88    $   1.79
Distributions to shareowners:
 Net investment income                                               (0.49)       (0.54)       (0.51)      (0.54)
 Net realized gain                                                   (0.12)       (0.10)       (0.09)          -
                                                                  --------     --------     --------    --------
Net increase (decrease) in net asset value                        $  (0.26)    $   0.02     $   0.28    $   1.25
                                                                  --------     --------     --------    --------
Net asset value, end of period                                    $  10.12     $  10.38     $  10.36    $  10.08
                                                                  ========     ========     ========    ========
Total return*                                                         3.61%        6.44%        9.00%      20.84%
Ratio of net expenses to average net assets+                          1.81%        1.81%        1.79%       1.70%
Ratio of net investment income to average net assets+                 4.37%        4.45%        4.68%       5.10%
Portfolio turnover rate                                                 46%          48%          48%         55%
Net assets, end of period (in thousands)                          $414,070     $385,436     $232,903    $156,285
Ratios with no waiver of management fees by PIM and no fees
 paid indirectly:
 Net expenses                                                         1.81%        1.83%        1.89%       2.02%
 Net investment income                                                4.37%        4.43%        4.58%       4.78%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                         1.81%        1.81%        1.79%       1.70%
 Net investment income                                                4.37%        4.45%        4.68%       5.10%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.
** Annualized.


  The accompanying notes are an integral part of these financial statements.  53

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Six Months
                                                                     Ended
                                                                    3/31/08     Year Ended   Year Ended
CLASS R                                                           (unaudited)     9/30/07      9/30/06
Net asset value, beginning of period                               $ 10.62       $ 10.50      $ 10.76
                                                                   -------       -------      -------
Increase from investment operations:
 Net investment income                                             $  0.28       $  0.49      $  0.52
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                       0.02          0.14        (0.09)
                                                                   -------       -------      -------
  Net increase from investment operations                          $  0.30       $  0.63      $  0.43
Distributions to shareowners:
 Net investment income                                               (0.32)        (0.51)       (0.57)
 Net realized gain                                                   (0.02)            -        (0.12)
                                                                   -------       -------      -------
Net increase (decrease) in net asset value                         $ (0.04)      $  0.12      $ (0.26)
                                                                   -------       -------      -------
Net asset value, end of period                                     $ 10.58       $ 10.62      $ 10.50
                                                                   =======       =======      =======
Total return*                                                         2.85%         6.08%        4.20%
Ratio of net expenses to average net assets+                          1.25%**       1.28%        1.27%
Ratio of net investment income to average net assets+                 5.18%**       4.66%        4.90%
Portfolio turnover rate                                                 55%**         58%          46%
Net assets, end of period (in thousands)                           $98,785       $87,204      $58,592
Ratios with no waiver of management fees by PIM and no fees
 paid indirectly:
 Net expenses                                                         1.25%**       1.28%        1.27%
 Net investment income                                                5.18%**       4.66%        4.90%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                         1.25%**       1.28%        1.27%
 Net investment income                                                5.18%**       4.66%        4.90%

                                                                 Year Ended   Year Ended    4/1/03(a) to
CLASS R                                                            9/30/05      9/30/04       9/30/03
Net asset value, beginning of period                              $ 10.74      $ 10.45       $   9.78
                                                                  -------      -------       --------
Increase from investment operations:
 Net investment income                                            $  0.54      $  0.53       $   0.28
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                      0.20         0.42           0.67
                                                                  -------      -------       --------
  Net increase from investment operations                         $  0.74      $  0.95       $   0.95
Distributions to shareowners:
 Net investment income                                              (0.62)       (0.57)         (0.28)
 Net realized gain                                                  (0.10)       (0.09)             -
                                                                  -------      -------       --------
Net increase (decrease) in net asset value                        $  0.02      $  0.29       $   0.67
                                                                  -------      -------       --------
Net asset value, end of period                                    $ 10.76      $ 10.74       $  10.45
                                                                  =======      =======       ========
Total return*                                                        7.00%        9.46%          9.83%(b)
Ratio of net expenses to average net assets+                         1.28%        1.26%          1.06%**
Ratio of net investment income to average net assets+                4.83%        5.33%          4.75%**
Portfolio turnover rate                                                48%          48%            55%
Net assets, end of period (in thousands)                          $32,028      $ 3,721       $    176
Ratios with no waiver of management fees by PIM and no fees
 paid indirectly:
 Net expenses                                                        1.30%        1.33%          1.36%**
 Net investment income                                               4.81%        5.26%          4.45%**
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                        1.28%        1.26%          1.06%**
 Net investment income                                               4.83%        5.33%          4.75%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
(a) Class R shares were first publicly offered on April 1, 2003.
(b) Not annualized.
+   Ratios with no reduction for fees paid indirectly.


54  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               Six Months Ended
                                                                                   3/31/08       Year Ended
CLASS Y                                                                          (unaudited)       9/30/07
Net asset value, beginning of period                                              $ 10.47         $ 10.35
                                                                                  -------         -------
Increase from investment operations:
 Net investment income                                                            $  0.29         $  0.53
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                              0.04            0.13
                                                                                  -------         -------
  Net increase from investment operations                                         $  0.33         $  0.66
Distributions to shareowners:
 Net investment income                                                              (0.34)          (0.54)
 Net realized gain                                                                  (0.02)              -
                                                                                  -------         -------
Net increase (decrease) in net asset value                                        $ (0.03)        $  0.12
                                                                                  -------         -------
Net asset value, end of period                                                    $ 10.44         $ 10.47
                                                                                  =======         =======
Total return*                                                                        3.19%           6.54%
Ratio of net expenses to average net assets+                                         0.65%**         0.84%
Ratio of net investment income to average net assets+                                5.83%**         5.12%
Portfolio turnover rate                                                                55%**           58%
Net assets, end of period (in thousands)                                          $57,837         $30,935
Ratios with no waiver of management fees by PIM and no fees paid indirectly:
 Net expenses                                                                        0.65%**         0.84%
 Net investment income                                                               5.83%**         5.12%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                        0.65%**         0.84%
 Net investment income                                                               5.83%**         5.12%

                                                                               Year Ended   Year Ended   9/10/04(a) to
CLASS Y                                                                          9/30/06      9/30/05       9/30/04
Net asset value, beginning of period                                            $ 10.60      $ 10.57      $  10.47
                                                                                -------      -------      --------
Increase from investment operations:
 Net investment income                                                          $  0.54      $  0.58      $   0.04
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                           (0.05)        0.21          0.10
                                                                                -------      -------      --------
  Net increase from investment operations                                       $  0.49      $  0.79      $   0.14
Distributions to shareowners:
 Net investment income                                                            (0.62)       (0.66)        (0.04)
 Net realized gain                                                                (0.12)       (0.10)            -
                                                                                -------      -------      --------
Net increase (decrease) in net asset value                                      $ (0.25)     $  0.03      $   0.10
                                                                                -------      -------      --------
Net asset value, end of period                                                  $ 10.35      $ 10.60      $  10.57
                                                                                =======      =======      ========
Total return*                                                                      4.89%        7.65%         1.30%(b)
Ratio of net expenses to average net assets+                                       0.67%        0.66%         0.33%**
Ratio of net investment income to average net assets+                              5.56%        5.52%         8.36%**
Portfolio turnover rate                                                              46%          48%           48%
Net assets, end of period (in thousands)                                        $ 7,968      $18,692      $    120
Ratios with no waiver of management fees by PIM and no fees paid indirectly:
 Net expenses                                                                      0.67%        0.68%         0.99%**
 Net investment income                                                             5.56%        5.50%         7.70%**
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                      0.67%        0.66%         0.33%**
 Net investment income                                                             5.56%        5.52%         8.36%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
(a) Class Y shares were first publicly offered on September 10, 2004.
(b) Not annualized.
+   Ratios with no reduction for fees paid indirectly.


 The accompanying notes are an integral part of these financial statements.  55

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      Six Months Ended
                                                          3/31/08        7/6/07(a) to
CLASS Z                                                 (unaudited)        9/30/07
Net asset value, beginning of period                     $ 10.46          $ 10.29
                                                         -------          -------
Increase from investment operations:
  Net investment income                                  $  0.29          $  0.13
  Net realized and unrealized gain on investments
   and foreign currency transactions                        0.05             0.17
                                                         -------          -------
   Net increase from investment operations               $  0.34          $  0.30
Distributions to shareowners:
  Net investment income                                    (0.34)           (0.13)
  Net realized gain                                        (0.02)               -
                                                         -------          -------
Net increase (decrease) in net asset value               $ (0.02)         $  0.17
                                                         -------          -------
Net asset value, end of period                           $ 10.44          $ 10.46
                                                         =======          =======
Total return*                                               3.34%            2.90%(b)
Ratio of net expenses to average net assets+                0.58%**          0.69%**
Ratio of net investment income to average
  net assets+                                               5.63%**          5.24%**
Portfolio turnover rate                                       55%**            58%(b)
Net assets, end of period (in thousands)                 $ 2,635          $   102
Ratios with no waiver of management fees by PIM and
  no fees paid indirectly:
  Net expenses                                              0.58%**          0.69%**
  Net investment income                                     5.63%**          5.24%**
Ratios with waiver of management fees by PIM and
  reduction for fees paid indirectly:
  Net expenses                                              0.58%**          0.69%**
  Net investment income                                     5.63%**          5.24%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
(a) Class Z shares were first publicly offered on July 6, 2007.
(b) Not annualized.
+   Ratios with no reduction for fees paid indirectly.


56  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/08 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers six classes of shares - Class A, Class B, Class C, Class R, Class Y, and Class Z shares. Class R shares were first publicly offered
April 1, 2003. Class Y shares were first publicly offered September 10, 2004. Class Z shares were first publicly offered on July 6, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and had exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C and Class R shareowners, respectively. There is no distribution plan for Class Y and Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles, that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's risks.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no readily available market quotations are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Fund may also use the fair value of a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer accurately reflects the value of the security. At March 31, 2008 there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

    capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the year ended September 30, 2007 was as follows:

--------------------------------------------------------------------------------
                                                                     2007
--------------------------------------------------------------------------------
    Distributions paid from:
     Ordinary income                                             $56,802,593
     Long-term capital gain                                                -
                                                                 -----------
       Total                                                     $56,802,593
                                                                 ===========
--------------------------------------------------------------------------------

    The following shows the components of distributable earnings on a federal income tax basis at September 30, 2007:

--------------------------------------------------------------------------------
                                                                     2007
--------------------------------------------------------------------------------
    Undistributed ordinary income                                $ 6,514,983
    Undistributed long-term gain                                   2,393,794
    Current year dividend payable                                 (1,555,439)
    Unrealized appreciation                                       10,589,252
                                                                 -----------
      Total                                                      $17,942,590
                                                                 ===========
--------------------------------------------------------------------------------

    The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market on forward currency contracts and adjustments relating to event-linked bonds.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), earned $39,926 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2008.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (See Note 4). Class Y and Class Z shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, Class R, Class Y, and Class Z shares can bear different transfer agent and distribution expense rates.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or sub custodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

H.  Securities Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Fund receives collateral and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral which is required to be at least 102% at all times, of the fair value of the securities loaned. The amount of collateral is required to be adjusted daily to reflect any price fluctuation in the value of loaned securities. The Fund has the right under the lending agreements to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in cash equivalent investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the six months ended March 31, 2008, the net management fee was equivalent to 0.59% of the Fund's average daily net assets.

Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. This expense limitation is in effect through February 1, 2011 for Class Z shares.

In addition, under the management and administration agreements, certain other services, including accounting, regulatory reporting and insurance, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $68,661 in management fees, administrative costs and certain other services payable to PIM at March 31, 2008.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

on the Statement of Assets and Liabilities is $233,739 in transfer agent fees payable to PIMSS at March 31, 2008.

4. Distribution and Service Plans

The Fund adopted a Plan of Distribution with respect to Class A, Class B, Class C and Class R shares in accordance with Rule 12b-1 of the Investment Company Act of 1940. Currently under the Class A Plan, PFD is reimbursed for distribution expenses in an amount of up to 0.25% of the Fund's average daily net assets attributable to Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares as compensation for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $69,094 in distribution fees payable to PFD at March 31, 2008.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay as compensation to securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. There are no CDSCs for Class R, Class Y and Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended
March 31, 2008, CDSCs in the amount of $138,854 were paid to PFD.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/08 (unaudited)                  (continued)
--------------------------------------------------------------------------------

5. Expense Offset Agreements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended March 31, 2008, the Fund's expenses were reduced by $18,262 under such arrangements.

6. Forward Foreign Currency Contracts

At March 31, 2008, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at March 31, 2008 were as follows:

-------------------------------------------------------------------------------------------------
                         Net                                                              Net
                     Contracts to       In Exchange    Settlement                     Unrealized
  Currency        (deliver)/receive         For           Date           Value        Gain (loss)
  AUD
  (Australian
  Dollar)              (8,400,000)    $  (7,814,662)      4/7/08    $  (7,665,050)    $  149,612
  CHF
  (Swiss
  Franc)                5,358,960     $   4,500,000      4/18/08    $   5,393,735     $  893,735
  CHF
  (Swiss
  Franc)               (3,400,000)    $  (3,352,882)     4/18/08    $  (3,420,261)    $  (67,379)
  EUR
  (Euro)                2,160,081     $   3,352,882      4/18/08    $   3,405,074     $   52,192
  JPY
  (Japanese
  Yen)               (685,135,050)    $  (7,000,750)     4/18/08    $  (6,876,015)    $  124,735
  EUR
  (Euro)              (39,435,000)    $ (62,209,896)     4/30/08    $ (62,153,504)    $   56,392
-------------------------------------------------------------------------------------------------
                                                                                      $1,209,287
                                                                                      ==========
-------------------------------------------------------------------------------------------------

At March 31, 2008, the Fund had no outstanding settlement hedges.

7. Line of Credit

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $200 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

to the lesser of $200 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended March 31, 2008, the Fund had no borrowings under this agreement.

8. Unfunded Loan Commitments

As of March 31, 2008, the fund had unfunded loan commitments of approximately $320,653 (excluding unrealized depreciation on those commitments of $6,060 as of March 31, 2008) which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                       Unfunded
Borrower                                                              Commitment
--------------------------------------------------------------------------------
  Telesat Canada, - Delayed Draw Term Loan                           $226,257
  Community Health Services, Inc - Delayed Draw
    Term Loan                                                        $ 94,396
--------------------------------------------------------------------------------

9. New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund.

In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Fund under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2007, the third quintile of its Morningstar category for the three year period ended June 30, 2007, and the second quintile of its Morningstar category for the five year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) After discussing the reasons for the Fund's short-term underperformance with PIM, the Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the fifth quintile relative to its Strategic Insight

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

peer group. The Trustees considered the Fund's relatively high transfer agency costs as a result of the Fund having a small average account size and the impact of those costs on the Fund's expense ratio.

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Fund. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients, including oversight of the Fund's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM and the investment performance of the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Fund.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                        Officers
John F. Cogan, Jr., Chairman    John F. Cogan, Jr., President
David R. Bock                   Daniel K. Kingsbury, Executive Vice President
Mary K. Bush                    Mark E. Bradley, Treasurer
Margaret B.W. Graham            Dorothy E. Bourassa, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                   www.pioneerinvestments.com


Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 30, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 30, 2008


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date May 30, 2008

* Print the name and title of each signing officer under his or her signature.